                                                   Reg. Nos. 333-47058/811-10161

                         File Nos. 33-37459 and 811-6200
   As filed with the Securities and Exchange Commission on December 10, 2004
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                [X]

    Pre-Effective Amendment No.                                       [ ]
    Post-Effective Amendment No. 8                                    [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                   [X]

    Amendment No. 9

                        (Check appropriate box or boxes.)

                     COLUMBIA STRATEGIC INVESTOR FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon     97207
(Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600

Greta R. Clapp
1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (Check appropriate box)

    [ ]   immediately upon filing pursuant to paragraph (b)
    [ ]   on _____________ pursuant to paragraph (b)
    [X]   60 days after filing pursuant to paragraph (a) (1)
    [ ]   on ______________________ pursuant to paragraph (a) (1)
    [ ]   75 days after filing pursuant to paragraph (a)(2)
    [ ]   on __________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

COLUMBIA STRATEGIC INVESTOR FUND         Prospectus, January 1, 2005


Formerly Columbia Strategic Value Fund
CLASS A, B, C AND D* SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   5
Your Expenses........................................   7


YOUR ACCOUNT                                            9
---------------------------------------------------------
How to Buy Shares....................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  16
How to Sell Shares...................................  16
Fund Policy on Trading of Fund Shares................  17
Distribution and Service Fees........................  18
Other Information About Your Account.................  19


MANAGING THE FUND                                      22
---------------------------------------------------------
Investment Advisor...................................  22
Portfolio Managers...................................  22


OTHER INVESTMENT
STRATEGIES                                             23
---------------------------------------------------------
Stock Selection......................................  23


FINANCIAL HIGHLIGHTS                                   24
---------------------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

*EFFECTIVE OCTOBER 13, 2003, THIS FUND'S CLASS D SHARES WERE CLOSED TO NEW INVESTORS.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The value approach employed by the Fund emphasizes investments in companies the Fund's investment advisor believes are undervalued relative to their intrinsic worth or prior history. The Fund devotes more attention to the growth and earnings of companies than is normally associated with a fund using a strict value approach.

A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at prices attractive when compared to historical or market price-to-earnings (P/E) ratios, price-to-cash flow ratios, book value or return on equity. These "undervalued" companies typically have a history of below-average earnings growth. A company's value is measured based on its P/E ratios, price/sales ratios, asset values, and discount-to-private market value.

Typically, the Fund seeks companies that are attractively valued and that are demonstrating or show the potential to demonstrate earnings growth above their historic rate, improving cash flow and improving return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor.

The Fund may invest in companies of any size, but expects to invest a significant percentage of its assets in small- and mid-cap sized companies. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (derivatives). The Fund may also invest up to 25% of its assets in foreign securities, including American Depositary Receipts.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate

----
 2

THE FUND

drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that generally can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Fund will not use derivatives for speculative purposes or as leveraged investment that may magnify gains or losses.

                                                                            ----

THE FUND

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion prices). A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

----
 4

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B, C and D shares, including sales charges, compare with those of broad measures of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year in the life of the Fund. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were reflected, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.


              The Fund's returns are compared to the S&P 500 Index and the Russell 3000 Value Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the indexes are not investments, do not incur fees, expenses or taxes and are not professionally managed.

             -------------------------------------------------------------------

                                                                            ----

THE FUND

CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)

                                  (BAR CHART)

                                                                                                    29.76%                36.12%
                                                                                                               -8.63%
                        1994       1995       1996       1997       1998       1999       2000       2001       2002       2003



            The Fund's year-to-date total return through  For period shown in bar chart:
            September 30, 2004 (Class A) was +5.73%.      Best quarter: 2nd quarter 2003, +19.84%
                                                          Worst quarter: 3rd quarter 2002, -17.37%


 (1) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class Z shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A shares were initially offered on November 1, 2002, and Class Z shares were initially offered on November 9, 2000.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003(2)


                                                                                LIFE OF
                                                                1 YEAR          THE FUND
Class A (%)
  Return Before Taxes                                            28.29            18.56
  Return After Taxes on Distributions                            28.21            18.31
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         18.49            16.01
----------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                            30.11            19.80
  Return After Taxes on Distributions                            30.11            19.57
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         19.57            17.10
----------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                            34.11            20.44
  Return After Taxes on Distributions                            34.11            20.21
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         22.17            17.68
----------------------------------------------------------------------------------------
Class D (%)
  Return Before Taxes                                            32.52            20.02
  Return After Taxes on Distributions                            32.52            19.79
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         21.14            17.30
----------------------------------------------------------------------------------------
Russell 3000 Value Index (%)                                     31.14             2.81(3)
----------------------------------------------------------------------------------------
S&P 500 Index (%)                                                28.68            -5.60(3)


 (2) Class A, Class B, Class C and Class D are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing fund class) for periods prior to their inception. These returns have not been restated to reflect

----
 6

THE FUND

     any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class C shares were initially offered on October 13, 2003, Class A, B and D shares were initially offered on November 1, 2002, and Class Z shares were initially offered on November 9, 2000.


 (3) Performance information is from November 9, 2000.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Funds Distributor, Inc., the Fund's distributor.

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table, but does reflect the waiver of the initial sales charge for Class D shares. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS A         CLASS B         CLASS C         CLASS D
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         5.75            0.00            0.00            1.00(4)
----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               1.00(5)         5.00            1.00            1.00
----------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (6)             (6)             (6)             (6)

 (3) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (4) The Fund's advisor has agreed to waive indefinitely the front-end sales charge for purchases of Class D shares by existing Class D shareholders.

 (5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (6) There is a $7.50 charge for wiring sale proceeds to your bank.

                                                                            ----

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                               CLASS A         CLASS B         CLASS C         CLASS D
Management fee (%)                                              0.75            0.75            0.75            0.75
----------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       0.25            1.00            1.00            1.00
----------------------------------------------------------------------------------------------------------------------
Other expenses(7)(8) (%)                                        0.30            0.30            0.30            0.30
----------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(7)(8) (%)                  1.30            2.05            2.05            2.05


 (7) Restated to reflect changes in contractual rates for transfer agency and bookkeeping services effective November 1, 2003.


 (8) The Fund's advisor has voluntarily agreed to waive 0.03% of the transfer agency fees for each Class A, B, C and D share class, respectively. If these waivers were reflected in the table, other expenses for Class A, B, C and D shares would be 0.27% for each class, respectively, and total annual fund operating expenses for Class A, B, C and D shares would be 1.27%, 2.02%, 2.02% and 2.02%, respectively. This arrangement may be modified or terminated by the advisor at any time.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A                                                           $700           $963           $1,247           $2,053
------------------------------------------------------------------------------------------------------------------------
Class B:  did not sell your shares                                $208           $643           $1,103           $2,187
          sold all your shares at
          the end of the period                                   $708           $943           $1,303           $2,187
------------------------------------------------------------------------------------------------------------------------
Class C:  did not sell your shares                                $208           $643           $1,103           $2,379
          sold all your shares at
          the end of the period                                   $308           $643           $1,103           $2,379
------------------------------------------------------------------------------------------------------------------------
Class D:  did not sell your shares                                $208           $643           $1,103           $2,379
          sold all your shares at
          the end of the period                                   $308           $643           $1,103           $2,379


----
 8

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund or your financial advisor receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

Notice to Fund Shareholders: Class D shares are closed to new investors and new accounts. The Fund now offers Class C shares, which are subject to the same service and distribution fees and sales charges as Class D shares except Class C shares are not subject to a front-end sales charge. The Fund's advisor has agreed to waive indefinitely the front-end sales charge for purchases of Class D shares by existing Class D investors. For more information on expenses and sales charges for Class C shares and Class D shares, See "The Fund -- Your Expenses" and "Your Account -- Sales Charges" in this Prospectus.

             -------------------------------------------------------------------
 INVESTMENT MINIMUMS

                   Initial Investment..........................................  $1,000
                   Subsequent Investments......................................  $   50
                   Automatic Investment Plan*..................................  $   50
                   Retirement Plan*............................................  $   25

              * The initial investment minimum of $1,000 is waived on these plans.

              The Fund reserves the right to change these investment
              minimums. The Fund also reserves the right to refuse a
              purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
             -------------------------------------------------------------------

                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of the New York Stock
                       Exchange (NYSE), usually 4:00 p.m. Eastern time. Your
                       financial advisor may charge you fees for executing the
                       purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts send a completed application and check made
(new account)          payable to the Fund and mailed to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional
(existing account)     investment stub included in your quarterly statement, or
                       send a letter of instruction including your Fund name and
                       account number with a check made payable to the Fund to
                       Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class of the Fund at no additional cost.
                       There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares by wiring money from your bank
                       account to your Fund account. To wire funds to your Fund
                       account, call 1-800-422-3737 for wiring instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares by electronically transferring money
funds transfer         from your bank account to your Fund account by calling
                       1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good
                       form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You can make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You can purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       fund shares of the same class at no additional cost. You
                       must have a current balance of at least $5,000 in the fund the money is coming from. Exchanges will continue so long as your fund balance is sufficient to complete the transfers.
                       You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                       1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

             -------------------------------------------------------------------

              CHOOSING A SHARE CLASS

              The Fund offers four classes of shares in this prospectus -- CLASS A, B, C and D. Class D shares are closed to new investors and new accounts. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

              The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
              separate prospectus provided to eligible institutional and other investors.
             -------------------------------------------------------------------

----
 10

YOUR ACCOUNT

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                                                          PRICE
                                                                AS A % OF                              RETAINED BY
                                                                THE PUBLIC           AS A %             FINANCIAL
                                                                 OFFERING           OF YOUR              ADVISOR
AMOUNT PURCHASED                                                  PRICE            INVESTMENT             FIRM
Less than $50,000                                                  5.75               6.10                5.00
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                3.75
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                2.75
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                                COMMISSION %
Less than $3 million                                                1.00
----------------------------------------------------------------------------
$3 million to less than $5 million                                  0.80
----------------------------------------------------------------------------
$5 million to less than $25 million                                 0.50
----------------------------------------------------------------------------
$25 million or more                                                 0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

                                                                            ----

YOUR ACCOUNT

             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B, C and D shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares you have held the longest.
             -------------------------------------------------------------------


REDUCED SALES CHARGES FOR LARGER INVESTMENTS



A.  What are the principal ways to obtain a breakpoint discount?



There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.



RIGHTS OF ACCUMULATION The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.



STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information. Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date of the Statement of Intent is received by the Fund.



B.  What accounts are eligible for breakpoint discounts?



The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:



     - Individual accounts



     - Joint accounts



     - Certain IRA accounts



     - Certain trusts



     - UTMA/UGMA accounts


----
 12

YOUR ACCOUNT


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.



C. How do I obtain a breakpoint discount?



The steps necessary to obtain a breakpoint discount depends on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., you will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time you purchase shares.



D.  How can I obtain more information about breakpoint discounts?


Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.


CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   3.00
-------------------------------------------------------------------------------
Through fourth year                                                  3.00
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00

                                                                            ----

YOUR ACCOUNT


Commission to financial advisors is 4.00%.


Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your current purchase will be subject to the lower CDSC and the applicable reduced holding period; provided that you have notified your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00
-------------------------------------------------------------------------------
Longer than three years                                              0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   3.00
-------------------------------------------------------------------------------
Through second year                                                  2.00
-------------------------------------------------------------------------------
Through third year                                                   1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a

----
 14

YOUR ACCOUNT

participating fund or transfer your account from a financial advisor that does participate in the program into a non-participating fund or financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Class C shares have no front-end sales charge, but they do carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding the shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up front commission of 1.00% on sales of Class C shares.

CLASS C SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   1.00
-------------------------------------------------------------------------------
Longer than one year                                                 0.00

CLASS D SHARES Class D shares are closed to new investors. Your purchases of Class D shares are made at the public offering price for these shares. This price includes a sales charge of 1.00% (currently being waived), which is paid as a commission to your financial advisor on the sale of Class D shares as shown in the chart below.

CLASS D SALES CHARGES

                                            % OF OFFERING PRICE
  AS A % OF THE PUBLIC      AS A % OF      RETAINED BY FINANCIAL
     OFFERING PRICE      YOUR INVESTMENT       ADVISOR FIRM
          1.00                1.01                 1.00

In addition, the distributor pays your financial advisor an initial commission of 1.00% on sales of Class D shares. The Fund's investment advisor has agreed to waive indefinitely the front-end sales charge for purchases of Class D shares by existing Class D investors.

Class D shares also carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. In the case of Class D shares, you may exchange your Class D shares for Class D shares of another fund in which you own Class D shares. Otherwise, you may exchange your Class D shares only for Class C shares. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange

                                                                            ----

YOUR ACCOUNT


privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" in this Prospectus for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-345-6611 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

----
 16

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                       distributed by Columbia Funds Distributor, Inc. at no
                       additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                       You do not need to set up this feature in advance of your
                       call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution that participates in the Medallion Signature Guarantee Program for amounts
                       over $100,000 or for alternate payee or mailing
                       instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                       telephone request. Be sure to complete the appropriate
                       section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                       available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                       Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares and request that the proceeds be
funds transfer         electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                       must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Directors of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.



The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.


                                                                            ----

YOUR ACCOUNT


The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.



For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.



Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.



The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.



The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

RULE 12B-1 PLAN The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class B, C and D shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B, Class C and Class D shares. The annual distribution fee may equal up to 0.75% for each of Class B, Class C and Class D shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.


----
 18

YOUR ACCOUNT


ADDITIONAL INTERMEDIARY COMPENSATION In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.



Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.



In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.



In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However,

                                                                            ----

YOUR ACCOUNT

where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares and pays dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
  transfer

----
 20

YOUR ACCOUNT

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund, and subsequent distributions will be reinvested.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Directors. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



For the 2004 fiscal year, aggregate annualized advisory fees paid to Columbia Management by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
ROBERT A. UNGER, CFA, a Senior Vice President of Columbia Management, is the co-portfolio manager responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. Unger joined Columbia Management in 1984 and has managed or co-managed the Fund since 2000. Previously, he served as Vice President and Portfolio Manager at Alliance Capital Management and Senior Vice President at Oppenheimer Asset Management. Mr. Unger holds a Master of Business Administration degree from the University of Denver.

EMIL A. GJESTER, a Vice President of Columbia Management, is the co-portfolio manager responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. Gjester joined Columbia Management in 1996 and has served as an assistant portfolio manager or co-portfolio manager of the Fund since 2002. Mr. Gjester holds a Master of Business Administration degree from the University of Cambridge.

----
 22

OTHER INVESTMENT STRATEGIES

The Fund's principal investment strategies and their associated risks are described above. This section describes other investment strategies of the Fund. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

             -------------------------------------------------------------------

              UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND
              RISKS

              The Fund's principal investment strategies and risks are
              described under "The Fund -- Principal Investment Strategies"
              and "The Fund -- Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.
             -------------------------------------------------------------------

STOCK SELECTION
--------------------------------------------------------------------------------
In making decisions as to the securities to hold, the Fund's investment advisor employs fundamental research and evaluates the issuer based on its financial statements and operations. The Fund's investment advisor focuses on the quality of the issuer, the price of an individual issuer's common stock, and also on economic sectors. Market timing strategies may occasionally be employed. The Fund's investment advisor measures a company's value by its P/E ratio, price to cash flow ratio, price to book ratio and price-to-private market values. A P/E ratio is the relationship between the price of a stock and earnings per share and it attempts to measure how much investors are willing to pay for future earnings. This figure is determined by dividing a stock's market price by the issuing company's earnings per share. Price to cash flow is the relationship between the price of a stock and the company's available cash from operations and helps provide an understanding about expected future cash flow.

Before selecting individual securities for the Fund, the Fund's investment advisor begins with a top-down, industry sector analysis. Then, in addition to measuring value by focusing on issuing companies' P/E ratios and price/cash flow ratios, factors the portfolio manager looks for in selecting investments include:

     - Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.

     - Management with demonstrated ability and commitment to the company.

     - Low market valuations relative to earnings forecasts, book value, cash flow and sales.

                                                                            ----

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Class A, B, C or D share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                              YEAR ENDED         PERIOD ENDED         PERIOD ENDED
                                                              AUGUST 31,          AUGUST 31,          DECEMBER 31,
                                                                 2004              2003(A)              2002(B)
                                                              Class A             Class A              Class A
                                                                ------              ------               ------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                          15.95               13.13                12.72
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                        0.03                0.06                 0.01
  Net realized and unrealized gain on investments and
  foreign currency                                                2.46                2.76                 0.40
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  2.49                2.82                 0.41
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                                     (0.07)                 --                   --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                18.37               15.95                13.13
------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                              15.64(e)            21.48(f)              3.22(f)
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ($)                    99,608              60,112               53,526
Ratio of expenses to average net assets (%)(g)                    1.27                1.30(h)              1.21(h)
Ratio of net investment income to average net assets (%)(g)       0.19                0.60(h)              0.64(h)
Waiver (%)                                                        0.01                  --                   --
Portfolio turnover rate (%)                                        106                  68(f)               188


 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.


 (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



 (e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.


 (f) Not annualized.


 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



 (h) Annualized.


----
 24

FINANCIAL HIGHLIGHTS

THE FUND


                                                              YEAR ENDED         PERIOD ENDED         PERIOD ENDED
                                                              AUGUST 31,          AUGUST 31,          DECEMBER 31,
                                                                 2004              2003(A)              2002(B)
                                                              Class B             Class B              Class B
                                                                ------               -----                -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                          15.82               13.10                12.72
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(c)                                         (0.10)              (0.03)               (0.01)
  Net realized and unrealized gain on investments and
  foreign currency                                                2.45                2.75                 0.39
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  2.35                2.72                 0.38
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                18.17               15.82                13.10
------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                           14.85               20.76(f)              2.99(f)
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ($)                    22,071               3,398                2,350
Ratio of expenses to average net assets (%)(g)                    2.02                2.22(h)              2.36(h)
Ratio of net investment loss to average net assets (%)(g)        (0.57)              (0.33)(h)            (0.51)(h)
Waiver (%)                                                        0.14                0.23(h)              0.23(h)
Portfolio turnover rate (%)                                        106                  68(f)               188


 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.

 (d) Total return at net asset value assuming no contingent deferred sales charge.


 (e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.


 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

 (h) Annualized.



                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND


                                                                PERIOD ENDED
                                                                 AUGUST 31,
                                                                  2004(A)
                                                                 Class C
                                                                   ------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                             16.42
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                                            (0.09)
  Net realized and unrealized gain on investments and
  foreign currency                                                   1.85
----------------------------------------------------------------------------
Total from investment operations                                     1.76
----------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                   18.18
----------------------------------------------------------------------------
Total return (%)(c)(d)(e)                                           10.72
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ($)                       14,821
Ratio of expenses to average net assets (%)(f)(g)                    2.05
Ratio of net investment loss to average net assets (%)(f)(g)        (0.57)
Waiver (%)(g)                                                        0.07
Portfolio turnover rate (%)                                           106



 (a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.



 (b) Per share data was calculated using average shares outstanding during the period.



 (c) Total return at net asset value assuming no contingent deferred sales charge.



 (d) Had the investment advisor not waived a portion of expenses, total return would have been reduced.



 (e) Not annualized.



 (f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



 (g) Annualized.


----
 26

FINANCIAL HIGHLIGHTS

THE FUND


                                                                YEAR ENDED         PERIOD ENDED         PERIOD ENDED
                                                                AUGUST 31,          AUGUST 31,          DECEMBER 31,
                                                                   2004              2003(A)              2002(B)
                                                                Class D             Class D              Class D
                                                                   -----               -----                -----
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                            15.81               13.11                12.72
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(c)                                           (0.08)              (0.05)               (0.01)
  Net realized and unrealized gain on investments and
  foreign currency                                                  2.44                2.75                 0.40
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    2.36                2.70                 0.39
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                  18.17               15.81                13.11
--------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                             14.93               20.59(f)              3.07(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ($)                         693                 704                  355
Ratio of expenses to average net assets (%)(g)                      1.94                2.34(h)              2.28(h)
Ratio of net investment loss to average net assets (%)(g)          (0.48)              (0.48)(h)            (0.43)(h)
Waiver (%)                                                          0.12                0.15(h)              0.15(h)
Portfolio turnover rate (%)                                          106                  68(f)               188


 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

 (c) Per share data was calculated using average shares outstanding during the period.


 (d) Total return at net asset value assuming no contingent deferred sales charge.



 (e) Had the investment advisor not waived a portion of expenses, total return would have been reduced.


 (f) Not annualized.

 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


 (h) Annualized.


                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. These reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


The Fund's Statement of Additional Information and the Fund's website (www.columbiafunds.com) include a description of the Fund's policies with respect to disclosure of its portfolio holdings.


You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Strategic Investor Fund, Inc.: 811-10161 (formerly Columbia Strategic Value Fund, Inc.)

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         Advised by Columbia Management Advisors

         (C)2004 Columbia Funds Distributor, Inc.
         A Member of Columbia Management Group
         One Financial Center, Boston, MA 02111-2621

         800.426.3750  www.columbiafunds.com                    181-01/778T-1204

COLUMBIA STRATEGIC INVESTOR FUND         Prospectus, January 1, 2005


Formerly Columbia Strategic Value Fund

CLASS Z SHARES

Advised by Columbia Management Advisors, Inc.


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                2
---------------------------------------------------------
Investment Goal......................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Performance History..................................   4
Your Expenses........................................   6


YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Eligible Investors...................................   9
Sales Charges........................................   9
How to Exchange Shares...............................  10
How to Sell Shares...................................  10
Fund Policy on Trading of Fund Shares................  11
Other Information About Your Account.................  12


MANAGING THE FUND                                      15
---------------------------------------------------------
Investment Advisor...................................  15
Portfolio Managers...................................  15


OTHER INVESTMENT STRATEGIES                            16
---------------------------------------------------------
Stock Selection......................................  16


FINANCIAL HIGHLIGHTS                                   17
---------------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital by using a "value" approach to invest primarily in common stocks.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The value approach employed by the Fund emphasizes investments in companies the Fund's investment advisor believes are undervalued relative to their intrinsic worth or prior history. The Fund devotes more attention to the growth and earnings of companies than is normally associated with a fund using a strict value approach.

A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at prices attractive when compared to historical or market price-to-earnings (P/E) ratios, price-to-cash flow ratios, book value or return on equity. These "undervalued" companies typically have a history of below-average earnings growth. A company's value is measured based on its P/E ratios, price/sales ratios, asset values, and discount-to-private market value.

Typically, the Fund seeks companies that are attractively valued and that are demonstrating or show the potential to demonstrate earnings growth above their historic rate, improving cash flow and improving return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor.

The Fund may invest in companies of any size, but expects to invest a significant percentage of its assets in small- and mid-cap sized companies. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (derivatives). The Fund may also invest up to 25% of its assets in foreign securities, including American Depositary Receipts.

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional tax liability.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset

----
 2

THE FUND

classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospectus is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk that those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses (or gains) involving derivatives can sometimes be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that generally can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for

                                                                            ----

THE FUND

speculation or as leveraged investments, derivatives can carry considerable risk. The Fund will not use derivatives for speculative purposes or as leveraged investment that may magnify gains or losses.

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

----
 4

THE FUND

             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year in the life of the Fund. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year and life of the Fund periods. They include the effects of Fund expenses.


              The Fund's returns are compared to the S&P 500 Index and the Russell 3000 Value Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the indexes are not investments, do not incur fees, expenses or taxes and are not professionally managed.

             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS Z)

                                  (BAR CHART)

                                                                                                    29.76%                36.45%
                                                                                                               -8.56%
                        1994       1995       1996       1997       1998       1999       2000       2001       2002       2003



            The Fund's year-to-date total return through  For period shown in bar chart:
            September 30, 2004 (Class Z) was +5.89%.      Best quarter: 2nd quarter 2003, +19.81%
                                                          Worst quarter: 3rd quarter 2002, -17.37%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            ----

THE FUND


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                INCEPTION                         LIFE OF
                                                                  DATE            1 YEAR          THE FUND
Class Z (%)                                                      11/9/00
  Return Before Taxes                                                              36.45            20.93
  Return After Taxes on Distributions                                              36.32            20.67
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                                           23.85            18.11
----------------------------------------------------------------------------------------------------------
Russell 3000 Value Index                                                           31.14             2.81(1)
----------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                                  28.68            -5.60(1)
----------------------------------------------------------------------------------------------------------



 (1) Performance information is from November 9, 2000.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other administrative costs including pricing and custody services.

              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
--------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               0.00
--------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             (3)

 (2) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

----
 6

THE FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee (%)                                              0.75
--------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       0.00
--------------------------------------------------------------------
Other expenses(4)(5) (%)                                        0.30
--------------------------------------------------------------------
Total annual fund operating expenses(4)(5) (%)                  1.05


 (4) Restated to reflect changes in contractual rates for transfer agency and bookkeeping services effective November 1, 2003.


 (5) The Fund's advisor has voluntarily agreed to waive 0.03% of the transfer agency fees. If this waiver were reflected in the table, other expenses would be 0.27% and total annual fund operating expenses would be 1.02%. This arrangement may be modified or terminated by the advisor at any time.



     EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $107     $334      $579      $1,283


                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with Columbia Funds Services, Inc. or your financial advisor or your payment has been received and your application is complete, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of the New York Stock
                       Exchange (NYSE), usually 4:00 p.m. Eastern time. Your
                       financial advisor may charge you fees for executing the
                       purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts send a completed application and check made
(new account)          payable to the Fund and mailed to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional
(existing account)     investment stub included in your quarterly statement, or
                       send a letter of instruction including your Fund name and
                       account number with a check made payable to the Fund to
                       Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Funds Distributor, Inc. for
                       shares of the same class or Class A of the Fund at no
                       additional cost. There may be an additional charge if
                       exchanging from a money market fund. To exchange by
                       telephone, call 1-800-422-3737. Please see "How to Exchange
                       Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares by wiring money from your bank
                       account to your Fund account. To wire funds to your Fund
                       account, call 1-800-422-3737 for wiring instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application.
-----------------------------------------------------------------------------------
Automatic              You can make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You can purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       fund shares of the same class at no additional cost. You
                       must have a current balance of at least $5,000 in the fund the money is coming from. Exchanges will continue so long as your fund balance is sufficient to complete the transfers.
                       You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                       1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.
-----------------------------------------------------------------------------------
In Person              Visit Columbia Funds between 7:30 a.m. and 5:00 p.m. PST,
                       conveniently located in downtown Portland, Oregon at 1301
                       S.W. Fifth Avenue on the second floor.

----
 8

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (CFDI) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by CFDI;

- Any trustee or director (or family member of a trustee or director) of any fund distributed by CFDI; and

- Any employee (or family member of an employee) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

- Clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee; and

- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

- Any client of Fleet National Bank or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet National Bank or the subsidiary);

- A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from CFDI or through a third party broker-dealer;

- Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

                                                                            ----

YOUR ACCOUNT

             -------------------------------------------------------------------
CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus --
              CLASS Z.

              The Fund also offers four additional classes of shares -- CLASS A, B, C and D shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

              In general, anyone who is eligible to purchase Class Z
              shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
             -------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" in this Prospectus for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

----
 10

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of
                       another fund distributed by Columbia Funds Distributor, Inc.
                       at no additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                       You do not need to set up this feature in advance of your
                       call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                       address below. In your letter of instruction, note the
                       Fund's name, share class, account number, and the dollar
                       value or number of shares you wish to sell. All account
                       owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution that participates in the Medallion Signature Guarantee Program for amounts
                       over $100,000 or for alternate payee or mailing
                       instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Funds Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                       telephone request. Be sure to complete the appropriate
                       section of the account application for this feature.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares and request that the proceeds be
funds transfer         electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                       must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
In Person              Although you can visit Columbia Funds to make a redemption request, availability of proceeds will vary. Please call
                       ahead for details.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Directors of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.



The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the


                                                                            ----

YOUR ACCOUNT


same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.



The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase.



For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.



Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.



The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.



The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced on days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

----
 12

YOUR ACCOUNT

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund may hold securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS

              The Fund may earn income from the securities it holds. The
              Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund declares and pays dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

                                                                            ----

YOUR ACCOUNT

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

----
 14

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, Inc. (Columbia Management), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Directors. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.



For the 2004 fiscal year, aggregate annualized advisory fees paid to Columbia Management by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
ROBERT A. UNGER, CFA, a Senior Vice President of Columbia Management, is the co-portfolio manager responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. Unger joined Columbia Management in 1984 and has managed or co-managed the Fund since 2000. Previously, he served as Vice President and Portfolio Manager at Alliance Capital Management and Senior Vice President at Oppenheimer Asset Management. Mr. Unger holds a Master of Business Administration degree from the University of Denver.

EMIL A. GJESTER, a Vice President of Columbia Management, is the co-portfolio manager responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. Gjester joined Columbia Management in 1996 and has served as an assistant portfolio manager or co-portfolio manager of the Fund since 2002. Mr. Gjester holds a Master of Business Administration degree from the University of Cambridge.

                                                                            ----

OTHER INVESTMENT STRATEGIES

The Fund's principal investment strategies and their associated risks are described above. This section describes other investment strategies of the Fund. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

             -------------------------------------------------------------------

              UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND
              RISKS

              The Fund's principal investment strategies and risks are
              described under "The Fund -- Principal Investment Strategies"
              and "The Fund -- Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.
             -------------------------------------------------------------------

STOCK SELECTION
--------------------------------------------------------------------------------
In making decisions as to the securities to hold, the Fund's investment advisor employs fundamental research and evaluates the issuer based on its financial statements and operations. The Fund's investment advisor focuses on the quality of the issuer, the price of an individual issuer's common stock, and also on economic sectors. Market timing strategies may occasionally be employed. The Fund's investment advisor measures a company's value by its P/E ratio, price to cash flow ratio, price to book ratio and price-to-private market values. A P/E ratio is the relationship between the price of a stock and earnings per share and it attempts to measure how much investors are willing to pay for future earnings. This figure is determined by dividing a stock's market price by the issuing company's earnings per share. Price to cash flow is the relationship between the price of a stock and the company's available cash from operations and helps provide an understanding about expected future cash flow.

Before selecting individual securities for the Fund, the Fund's investment advisor begins with a top-down, industry sector analysis. Then, in addition to measuring value by focusing on issuing companies' P/E ratios and price/cash flow ratios, factors the portfolio manager looks for in selecting investments include:

     - Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.

     - Management with demonstrated ability and commitment to the company.

     - Low market valuations relative to earnings forecasts, book value, cash flow and sales.

----
 16

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z financial performance for the periods indicated. Information is shown for each complete fiscal year in the life of the Fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND


                                                    YEAR ENDED    PERIOD ENDED         YEAR ENDED         PERIOD ENDED
                                                    AUGUST 31,     AUGUST 31,         DECEMBER 31,        DECEMBER 31,
                                                       2004         2003(A)       2002(B)       2001         2000(C)
                                                     Class Z        Class Z       Class Z     Class Z        Class Z
                                                     -------        -------       -------     -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                 15.98          13.14         14.52       11.23        10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                  0.08(d)        0.08(d)       0.10(d)     0.05         0.02
  Net realized and unrealized gain (loss) on
    investments
  and foreign currency                                   2.47           2.76         (1.35)       3.29         1.23
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         2.55           2.84         (1.25)       3.34         1.25
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS ($):
  From net investment income                            (0.11)            --         (0.11)      (0.05)       (0.02)
  From net realized gains                                  --             --         (0.02)         --           --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (0.11)            --         (0.13)      (0.05)       (0.02)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                       18.42          15.98         13.14       14.52        11.23
-----------------------------------------------------------------------------------------------------------------------
Total return %(e)                                       15.98(f)       21.61(f)(g)    (8.56)(f)    29.76      12.25(f)(g)
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ($)                 272,178        227,454       209,610     139,504        9,526
Ratio of expenses to average net assets(h)               1.02           1.08(i)       1.23        1.13         1.34(i)
Ratio of net investment income to average net
  assets(h)                                              0.44           0.82(i)       0.62        0.71         1.92(i)
Waiver                                                   0.03           0.03(i)       0.03          --         3.97(i)
Portfolio turnover rate                                   106             68(g)        188         278           64(g)


 (a) The Fund changed its fiscal year end from December 31 to August 31.

 (b) On November 1, 2002, the existing Fund shares were redesignated Class Z shares.

 (c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

 (d) Per share data was calculated using average shares outstanding during the period.

 (e) Total return at net asset value assuming all distributions reinvested.

 (f) Had the Fund's advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

 (g) Not annualized.

 (h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


 (i) Annualized.


                                                                            ----

NOTES

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 18

NOTES

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                                                                              19

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. These reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


The Fund's Statement of Additional Information and the Fund's website (www.columbiafunds.com) include a description of the Fund's policies with respect to disclosure of its portfolio holdings.


You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Columbia Strategic Investor Fund, Inc.: 811-10161 (formerly Columbia Strategic Value Fund, Inc.)

--------------------------------------------------------------------------------

(ColumbiaFunds Logo)
         Advised by Columbia Management Advisors

         (C)2004 Columbia Funds Distributor, Inc.
         A Member of Columbia Management Group
         One Financial Center, Boston, MA 02111-2621

         800.426.3750  www.columbiafunds.com                    181-01/779T-1204

--------------------------------------------------------------------------------

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                     COLUMBIA INTERNATIONAL STOCK FUND, INC.
                       COLUMBIA MID CAP GROWTH FUND, INC.
                      COLUMBIA SMALL CAP GROWTH FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                     COLUMBIA STRATEGIC INVESTOR FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                       COLUMBIA SHORT TERM BOND FUND, INC.
                   COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                    COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                          COLUMBIA DAILY INCOME COMPANY

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 Columbia Funds
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to 15 mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund" or "CCSF"), Columbia Growth Fund, Inc. (the "Growth Fund" or "CGF"), Columbia International Stock Fund, Inc. (the "International Stock Fund" or "CISF"), Columbia Mid Cap Growth Fund, Inc. formerly Columbia Special Fund, Inc. (the "Mid Cap Growth Fund" or "CMCG"), Columbia Small Cap Growth Fund, Inc. formerly Columbia Small Cap Fund, Inc. (the "Small Cap Growth Fund" or "CSCG"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Technology Fund, Inc. (the "Technology Fund" or "CTF"), Columbia Strategic Investor Fund, Inc. formerly Columbia Strategic Value Fund, Inc. (the "Strategic Investor Fund" or "CSIF"), Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia Short Term Bond Fund, Inc. (the "Short Term Bond Fund" or "CSTB"), Columbia Fixed Income Securities Fund, Inc. (the "Fixed Income Securities Fund" or "CFIS"), Columbia National Municipal Bond Fund, Inc. (the "National Municipal Bond Fund" or "CNMF"), Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Municipal Bond Fund" or "CMBF"), Columbia High Yield Fund, Inc. (the "High Yield Fund" or "CHYF"), and Columbia Daily Income Company (the "Columbia Daily Income Company" or "CDIC") (each a "Fund" and together the "Funds").

         Each Fund offers its shares through one or more prospectuses (each a "Prospectus"). This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Prospectus. Copies of the Prospectus are available without charge upon request by calling 1-800-426-3750.

         The Funds' most recent Annual and Semi-Annual Reports to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


DESCRIPTION OF THE FUNDS................................................      3
INVESTMENT RESTRICTIONS.................................................     17
MANAGEMENT..............................................................     34
DISCLOSURE OF PORTFOLIO INFORMATION.....................................     73
INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES...........     74
PORTFOLIO TRANSACTIONS..................................................     85
CAPITAL STOCK AND OTHER SECURITIES......................................     90
DISTRIBUTION AND SERVICING..............................................     91
PURCHASE, REDEMPTION AND PRICING OF SHARES..............................     95
CUSTODIAN...............................................................    101
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    102
TAXES...................................................................    102
FINANCIAL STATEMENTS....................................................    109



                               January ____, 2005

                            DESCRIPTION OF THE FUNDS


         Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Municipal Bond Fund and the Columbia Technology Fund, is diversified, which means that, with respect to 75 percent of its total assets, the Fund will not invest more than 5 percent of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, Inc. (the "Advisor" or "Columbia Management"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.


INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS

         The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. The investment objective of each Fund, other than the Mid Cap Growth Fund, may not be changed without shareholder approval. The Mid Cap Growth Fund's Board of Directors may change its investment objective, without shareholder approval, upon 30 days written notice to all shareholders. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages 14 and 15 of this Statement of Additional Information.

Securities Rating Agencies

         Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

    Aaa - Best quality; smallest degree of investment risk.

    Aa - High quality by all standards.

    Aa and Aaa are known as high-grade bonds.

    A - Many favorable investment attributes; considered upper medium-grade obligations.

    Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

    Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

    B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

    S&P -- The following is a description of S&P's bond ratings:

    AAA - Highest rating; extremely strong capacity to pay principal and interest.

    AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

    A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

    Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

    BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

    B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

    CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         A Fund may purchase unrated securities (which are not rated by a rating agency) if the Advisor determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Advisor may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in unrated securities, the Fund's success in achieving its investment objective is determined more heavily by the Advisor's creditworthiness analysis than if the Fund invested exclusively in rated securities.

Non-Investment Grade Securities ("Junk Bonds")

         Investments in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P), which are eligible for purchase by certain of the Funds and, in particular, by the Columbia High Yield Fund, are described as "speculative" by both Moody's and S&P. Investments in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of debt securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. Since secondary markets for high yield securities are generally less liquid than the market for higher grade securities, it may be more difficult to value these securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

         The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Bank Obligations

         Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

         Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank's country, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

         A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

         Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

         CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities

         The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions

         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         It is the view of the Staff of the Securities and Exchange Commission ("SEC") that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and
(2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions

         Certain Funds may invest up to 5 percent of their net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund that is permitted to engage in option transactions may write such options on up to 25 percent of its net assets.

         Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions for the Funds permitted to engage in financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

         A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. Government securities, or any other portfolio assets as permitted by the SEC's rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the Advisor; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code").


Swap Agreements ("Swaps," "Caps," "Collars" and "Floors")



         The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.



         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.



         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.



         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.


Foreign Equity Securities

         Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

         Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

         Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

         There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

         The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

         ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

         Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Foreign Fixed Income Securities

         Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

         The risk of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Currency Contracts

         The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the "1940 Act") or the SEC, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25 percent of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.

         A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

         Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

Real Estate Investment Trusts ("REITs")

         REITs are pooled investment vehicles that invest primarily in real estate--such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Repurchase Agreements

         A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Advisor. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Borrowing

         A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets are subject to continuous asset coverage. If the 300 percent asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage. Notwithstanding the above, certain of the Funds may not borrow in excess of 5 percent of their assets at any time. A Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

         Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

         Notwithstanding the restrictions applicable to investments in illiquid securities described in the relevant chart below, the Funds may purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions.

         Under the supervision of the Board of Directors of the Funds, the Advisor determines the liquidity of the Funds' portfolio securities, including Rule 144A securities, and, through reports from the Advisor, the Board of Directors monitors trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants

         Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the convertible security if available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

         To the extent the High Yield Fund or the Fixed Income Securities Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgment as to the best obtainable price.

Investments in Small and Unseasoned Companies

         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Dollar Roll Transactions

         "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

         A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300 percent for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls may be treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments received by the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.

When-Issued Securities

         When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

Zero-Coupon and Pay-in-Kind Securities

         A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Temporary Investments

         When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

Non-Diversified

         The Oregon Municipal Bond Fund and the Technology Fund are "non-diversified," which means that they may invest a greater percentage of their assets in the securities of a single issuer than the other Funds. Non-diversified funds are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Oregon Municipal Bond Fund may be more sensitive to adverse economic, business or political developments in the State of Oregon and also if it invests a substantial portion of its assets in the bonds of similar projects.

                  Chart of Securities and Investment Practices

                                             CCSF        CGF        CISF       CMCG        CSCG       CREF       CTF         CSIF
                                             ----        ---        ----       ----        ----       ----       ---         ----
Investment Grade Securities (Baa or higher   *           *          *          *           *          *          *           *
by Moody's, BBB or higher by S&P or
believed by the Advisor to be equivalent),
other than U.S. Government obligations and
municipal securities
Non-Investment Grade Securities              NA          NA         NA         NA          NA         NA         NA          NA
Domestic Bank Obligations                    *           *          *          *           *          *          *           *
U.S. Government Securities                   *           *          *          *           *          *          *           *
Mortgage-Backed Securities                   NA          NA         NA         NA          NA         NA         NA          NA
CMOs                                         NA          NA         NA         NA          NA         NA         NA          NA
Asset-Backed Securities                      NA          NA         NA         NA          NA         NA         NA          NA
Floating or Variable Rate                    NA          NA         NA         NA          NA         NA         NA          NA
Loan Transactions                            X           X          X          X           O          O          O           O
Options & Financial Futures                  O           O          O          O           O          O          O           O

                                             CCSF       CGF        CISF       CMCG        CSCG       CREF       CTF         CSIF
                                             ----       ---        ----       ----        ----       ----       ---         ----
Foreign Equities(1)
   Developed Markets                       33.3%, O   25%, O     +          33.3%, O    25%, O     20%, O     33%, O      25%, +
   Emerging Markets(2)                     X          X          +          X           X          X          X           +
ADRs, GDRs and NASDAQ-listed               33.3%, O   25%, O     +          33.3%, O    25%, O     X          33%, O      25%, O
   foreign securities(1)
Currency Contracts
   Hedging                                 O          O          25%, +     O           O          O          O           O
   Speculation                             X          X          X          X           X          X          X           X
   Spot Basis                              O          O          +          O           O          O          O           O
Repurchase Agreements                      *          *          *          *           *          *          *           *
Illiquid (exclude 144A securities from     15%, O     15%, O     15%, O     15%, O      15%, O     15%, O     15%, O      15%, O
definition of illiquid with board
supervision)
Convertible Securities/Warrants            O          O          O          +           +          +          +           +
Unseasoned/less than three years           5%(3), O   5%(3), O   5%(3), O   10%(3), +   10%(3),+   5%(3), +   10%(3), O   10%(3), O
   operating history
Small Companies                            O          O          O          +           +          +          +           +
Dollar Roll Transactions                   NA         NA         NA         NA          NA         NA         NA          NA
Swap Agreements                            NA         NA         NA         NA          NA         NA         NA          NA
When-Issued Securities                     O          O          O          O           O          O          O           O
Foreign Fixed Income Securities            NA         NA         O          NA          NA         NA         NA          NA
(including Foreign Bank Obligations)
Zero Coupon/Pay in Kind                    NA         NA         NA         NA          NA         NA         NA          NA
Real Estate (excluding REITs)              X          X          X          X           X          X          X           X
REITs                                      +          +          O          +           +          +          O           +
Borrowing                                  5%, *      5%, *      33.3%, *   5%, *       5%, *      5%, *      33.3%, *    33.3%, *


+     Permitted-Part of principal investment strategy

X     Not permitted either as a non-fundamental or fundamental policy

O     Permitted - Not a principal investment strategy

*     Temporary Investment or cash management purposes

% Percentage of net assets (unless "total assets" specified) that Fund may invest

NA    Not part of investment strategy

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.

(2) ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3) Percentage is based on total assets.

                                                 CSTB        CFIS      CMBF      CNMF      CHYF        CBF        CDIC
                                                 ----        ----      ----     ------     ----        ---        ----
Investment Grade Securities (Baa or
higher by Moody's, BBB or higher by
S&P or believed by the Advisor to be
equivalent), other than U.S.
Government obligations and municipal
securities                                     +           +          O        O         O          +           NA
Non-Investment Grade Securities                10%, O      20%, O     NA       NA        +          10%, O      NA
Domestic Bank Obligations                      *           *          *        *         *          *           +
Commercial Paper                               *           *          *        *         *          *           +
U.S. Government Securities                     +           +          *        *         *          +           +
Mortgage-Backed Securities                     +           +          NA       NA        O          +           NA
CMOs                                           +           +          NA       NA        O          +           NA
Asset-Backed Securities                        +           +          NA       NA        O          +           O
Floating or Variable Rate                      +           +          NA       NA        O          +           O
Loan Transactions                              O           O          O        X         O          X           X
Options & Financial Futures                    O           X          X        X         O          O           X
Foreign Equities(1)
   Developed Markets                           NA          NA         NA       NA        NA         33.3%, O    NA
   Emerging Markets(2)                         NA          NA         NA       NA        NA         X           NA
ADRs, GDRs and NASDAQ-listed                   NA          NA         NA       NA        NA         33.3%, O    NA
   foreign securities(1)
Currency Contracts
   Hedging                                     NA          NA         NA       NA        NA         O           NA
   Speculation                                 NA          NA         NA       NA        NA         X           NA
   Spot Basis                                  NA          NA         NA       NA        NA         O           NA
Repurchase Agreements                          *           *          *        *         *          *           *
Illiquid (excludes 144A securities from        15%, O      15%, O     15%, O   15%, O    15%, O     15%, O      10%, O
definition of illiquid with board
supervision)
Convertible Securities/Warrants                O           O          NA       NA        O          O           NA
Unseasoned/less than three years               5%(3), O    5%(3), O   NA       NA        5%(3), +   5%(3), O    NA
   operating history
Small Companies                                NA          NA         NA       NA        +          O           NA
Dollar Roll Transactions                       O           O          NA       NA        O          O           NA
Swap Agreements                                O           O          O        O         O          O           NA
When-Issued Securities                         O           O          O        O         O          O           O
Foreign Fixed Income Securities                20%, O      20%, O     NA       NA        10%, O     20%, O      NA
(including Foreign Bank Obligations)
Zero Coupon/Pay in Kind                        O           O          +        +         O          O           NA
Real Estate (excluding REITs)                  X           X          X        X         X          X           X
REITs                                          O           O          NA       NA        O          O           NA
Borrowing                                      33.3%, *    5%, *      33.3%,*  33.3%, *  5%, *      5%, *       33.3%, *
Municipal Bonds                                O           O          +        +         NA         O           NA


+     Permitted - Part of principal investment strategy

X     Not permitted either as a non-fundamental or fundamental policy

O     Permitted - Not a principal investment strategy

*     Temporary Investment or cash management purposes

% Percentage of net assets (unless "total assets" specified) that Fund may invest

NA    Not part of investment strategy

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in the foreign markets, together with the purchase of ADRs, GDRs and NASDAQ-listed foreign securities.

(2) ADRs, GDRs, and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3) Percentage is based on total assets.

                             INVESTMENT RESTRICTIONS

         The Prospectus sets forth the investment goals and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. Except as stated otherwise below, a Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of
(i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

                  1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13.

                  2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

                  6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

                  7. Issue senior securities, bonds, or debentures.

                  8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  9. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

                  10. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  11. Invest in companies for the purpose of exercising control or management.

                  12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

                  13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

                  14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

                  1. Buy or sell commodities or commodity contracts.

                  2. Concentrate more than 25 percent of its investments in any one industry.

                  3. Buy or sell real estate. (However, the Fund may buy readily marketable securities such as real estate investment trusts.)

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase securities of any issuer when those officers and directors of the Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

                  6. Issue senior securities, bonds, or debentures.

                  7. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

                  8. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

                  9. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years continuous operation and equity securities which are not readily marketable.

                  10. Invest in companies for purposes of control or management.

                  11. Buy securities on margin or make short sales.

                  12. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

                  1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13, and may enter into foreign currency transactions.

                  2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the Fund.

                  6. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

                  7. Issue senior securities, bonds, or debentures.

                  8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  9. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

                  10. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  11. Invest in companies for the purpose of exercising control or management.

                  12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

                  13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

                  14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  14. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA MID CAP GROWTH FUND, INC.

The Mid Cap Growth Fund may not:

                  1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13.

                  2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

                  6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

                  7. Issue senior securities, bonds, or debentures.

                  8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  9. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

                  10. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  11. Invest in companies for the purpose of exercising control or management.

                  12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

                  13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

                  14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

                  2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

COLUMBIA SMALL CAP GROWTH FUND, INC.

The Small Cap Growth Fund may not:

                  1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13.

                  2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

                  6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

                  7. Issue senior securities, bonds, or debentures.

                  8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  9. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

                  10. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  11. Invest in companies for the purpose of exercising control or management.

                  12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to securities held by the Fund. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

                  13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. The Fund may write call options that are covered in accordance with rules established by the SEC.

                  14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

                  2. Invest less than 80% of its assets in the stocks of small-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's investment Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

The Real Estate Fund may not:

                  1. Buy or sell commodities or commodity futures contracts.

                  2. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

                  3. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  4. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

                  6. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Advisor who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

                  7. Issue senior securities, bonds, or debentures.

                  8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  9. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Fund's borrowings may not exceed 5 percent of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10 percent of the gross assets, valued at cost, of the Fund.

                  10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  11. Invest in companies to exercise control or management.

                  12. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

                  13. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

                  14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

                  15. Concentrate investments in any one industry, except that the Fund will invest at least 65 percent of the value of its total assets in securities of companies principally engaged in the real estate industry.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA TECHNOLOGY FUND, INC.

The Technology Fund may not:

                  1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

                  2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

                  7. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  8. Invest in companies for the purpose of exercising control or management.

                  9. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

                  10. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA STRATEGIC INVESTOR FUND, INC.

The Strategic Investor Fund may not:

                  1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

                  2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

                  6. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  7. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

                  8. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  9. Invest in companies for the purpose of exercising control or management.

                  10. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

                  11. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

                  1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13.

                  2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

                  6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

                  7. Issue senior securities, bonds, or debentures.

                  8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  9. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

                  10. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  11. Invest in companies for the purpose of exercising control or management.

                  12. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

                  13. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

                  14. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA SHORT TERM BOND FUND, INC.

The Short Term Bond Fund may not:

                  1. Issue senior securities, bonds, or debentures.

                  2. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

                  3. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

                  4. Concentrate investments in any industry. However, it may
         (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (C/D's) and bankers' acceptances with maturities not greater than one year. C/D's and bankers' acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The directors will periodically review these decisions of the Advisor.

                  5. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

                  6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

                  7. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pool of real estate mortgage loans.

                  8. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

                  9. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

                  10. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  11. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

                  12. Invest in companies to exercise control or management.

                  13. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer.

                  14. Engage in short sale of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Fixed Income Securities Fund may not:

                  1. Buy or sell commodities or commodity futures contracts.

                  2. Concentrate investments in any industry. However, it may
         (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CDs) and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

                  6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

                  7. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer.

                  8. Issue senior securities, bonds, or debentures.

                  9. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  10. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Fund.

                  11. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  12. Invest in companies to exercise control or management.

                  13. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

                  14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.

The National Municipal Bond Fund may not:

                  1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

                  2. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  3. Purchase more than 10 percent of the voting securities of any issuer.

                  4. Buy or sell commodities or commodity future contracts.

                  5. Issue senior securities, bonds, or debentures.

                  6. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

                  7. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

                  8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

                  9. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

                  10. Invest more than 25 percent of its assets in a single industry.

COLUMBIA OREGON MUNICIPAL BOND FUND, INC.

The Oregon Municipal Bond Fund may not:

                  1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

                  2. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  3. Purchase more than 10 percent of the voting securities of any issuer.

                  4. Buy or sell commodities or commodity future contracts.

                  5. Issue senior securities, bonds, or debentures.

                  6. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

                  7. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

                  8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

                  9. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

                  10. Invest more than 25 percent of its assets in a single industry.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

                  1. Buy or sell commodities or commodity futures contracts.

                  2. Concentrate investments in any industry. However, it may
         (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Advisor.

                  3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

                  4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

                  6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

                  7. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Advisor who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

                  8. Issue senior securities, bonds, or debentures.

                  9. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                  10. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

                  11. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

                  12. Invest in companies to exercise control or management.

                  13. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

                  14. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

                  15. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

COLUMBIA DAILY INCOME COMPANY

The Columbia Daily Income Company may not:

                  1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Fund's shares or as maturities allow.

                  2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

                  3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Fund will not invest more than 25 percent of its assets in any other single industry.

                  4. Buy or sell real estate.

                  5. Buy or sell commodities or commodity contracts.

                  6. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

                  7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

                  8. Purchase securities on margin.

                  9. Sell securities short.

                  10. Write or purchase put or call options.

                  11. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

                  1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

Investment Restrictions Under Rule 2a-7


         Rule 2a-7 under the 1940 Act requires that all portfolio securities of the Columbia Daily Income Company have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Board of Directors of the Fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.


         The Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation does not apply to U.S. Government securities and repurchase agreements thereon. The Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Fund may not make more than one such investment at any one time.

                                   MANAGEMENT

         Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and goals of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters. The names, addresses and ages of the directors and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each director and other directorships they hold are shown below. There is no family relationship between any of the directors.


         Columbia Management Advisors, Inc. (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Boards of Directors. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1969.



         The "Columbia Funds Complex" (or "Fund Complex") consists of the following funds:



         The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the "Liberty Funds").



         The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").



         Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").



         Columbia Management Multi-Strategy Hedge Fund, LLC.



         Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").



         The series of The Galaxy Funds (the "Galaxy Funds").



         The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Directors and Officers

DISINTERESTED DIRECTORS:


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                           POSITION(S)   TERM OF OFFICE                                          COMPLEX
     NAME, ADDRESS            HELD       AND LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN       OTHER DIRECTORSHIPS
        AND AGE            WITH FUNDS   TIME SERVED* (1)       DURING PAST FIVE YEARS         BY DIRECTOR (1)    HELD BY DIRECTOR
------------------------   ----------   ----------------   --------------------------------   --------------- ---------------------
Douglas A. Hacker          Director     Since October      Executive Vice President -             118         Orbitz, Inc. (on-line
(Age 48)                                     2003          Strategy of United Airlines                        travel company
P.O. Box 66100                                             (airline) since December, 2002
Chicago, IL 60666                                          (formerly President of UAL
                                                           Loyalty Services (airline) from
                                                           September, 2001 to December,
                                                           2002; Executive Vice President
                                                           and Chief Financial Officer of
                                                           United Airlines from March, 1999
                                                           to September, 2001; Senior Vice
                                                           President-Finance from March,
                                                           1993 to July, 1999).

Janet Langford Kelly       Director     Since October      Private Investor since March,          118         None
(Age 46)                                     2003          2004 (formerly Chief
9534 W. Gull Lake Drive                                    Administrative Officer and
Richland, MI  49083-8530                                   Senior Vice President, Kmart
                                                           Holding Corporation (consumer
                                                           goods), from September, 2003 to
                                                           March, 2004; Executive Vice
                                                           President-Corporate Development
                                                           and Administration, General
                                                           Counsel and Secretary, Kellogg
                                                           Company (food manufacturer),
                                                           from September, 1999 to August,
                                                           2003; Senior Vice President,
                                                           Secretary and General Counsel,
                                                           Sara Lee Corporation (branded,
                                                           packaged, consumer-products
                                                           manufacturer) from January, 1995
                                                           to September, 1999).

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                           POSITION(S)   TERM OF OFFICE                                         COMPLEX
     NAME, ADDRESS            HELD       AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN        OTHER DIRECTORSHIPS
        AND AGE            WITH FUNDS   TIME SERVED* (1)      DURING PAST FIVE YEARS         BY DIRECTOR (1)     HELD BY DIRECTOR
------------------------   ----------   ----------------  --------------------------------   ---------------  ---------------------
Richard W. Lowry           Director     Since October     Private Investor since August,         120(3)              None
(Age 68)                                     2003         1987 (formerly Chairman and
10701 Charleston Drive                                    Chief Executive Officer, U.S.
Vero Beach, FL 32963                                      Plywood Corporation (building
                                                          products manufacturer)).

Charles R. Nelson          Director       Served for      Professor of Economics,                118                 None
(Age 62)                                    1 year        University of Washington, since
Department of Economics                                   January, 1976; Ford and Louisa
University of Washington                                  Van Voorhis Professor of
Seattle, WA 98195                                         Political Economy, University of
                                                          Washington, since September,
                                                          1993 (formerly Director,
                                                          Institute for Economic Research,
                                                          University of Washington from
                                                          September, 2001 to June, 2003)
                                                          Adjunct Professor of Statistics,
                                                          University of Washington, since
                                                          September, 1980; Associate
                                                          Editor, Journal of Money Credit
                                                          and Banking, since September,
                                                          1993; consultant on econometric
                                                          and statistical matters.

John J. Neuhauser          Director     Since October     Academic Vice President and Dean       121(3,4)     Saucony, Inc.
(Age 61)                                     2003         of Faculties since August, 1999,                    (athletic footwear)
84 College Road                                           Boston College (formerly Dean,
Chestnut Hill, MA                                         Boston College School of
02467-3838                                                Management from September, 1977
                                                          to September, 1999).

Patrick J. Simpson         Director       Served for      Partner, Perkins Coie L.L.P.           118                 None
(Age 60)                                   3 years        (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                              FUND
                         POSITION(S)    TERM OF OFFICE AND                                  COMPLEX
 NAME, ADDRESS              HELD         LENGTH OF TIME     PRINCIPAL OCCUPATION(S)         OVERSEEN       OTHER DIRECTORSHIPS
   AND AGE                WITH FUNDS       SERVED* (1)       DURING PAST FIVE YEARS      BY DIRECTOR (1)    HELD BY DIRECTOR
---------------         -------------  -------------------  --------------------------  -----------------  -------------------
 Thomas E. Stitzel         Director    Since October 2003   Business Consultant since         118              None
 (Age 68)                                                   1999 (formerly Professor
 2208 Tawny Woods Place                                     of Finance from 1975 to
 Boise, ID  83706                                           1999, College of Business,
                                                            Boise State University);
                                                            Chartered Financial
                                                            Analyst.

 Thomas C. Theobald        Director    Since October 2003   Partner and Senior                118         Anixter International
 (Age 67) (5)                and                            Advisor, Chicago Growth                       (network support
 303 W. Madison          Chairman of                        Partners (private equity                      equipment
 Suite 2500               the Board                         investing) since                              distributor); Ventas,
 Chicago, IL 60606                                          September, 2004 (formerly                     Inc. (real estate
                                                            Managing Director, William                    investment trust);
                                                            Blair Capital Partners                        Jones Lang LaSalle
                                                            (private equity investing)                    (real estate
                                                            from September, 1994 to                       management services)
                                                            September, 2004).                             and Ambac Financial
                                                                                                          (financial insurance
                                                                                                          underwriter)

 Anne-Lee Verville       Director      Since October 2003   Retired since 1997                119(4)      Chairman of the Board
 (Age 59)                                                   (formerly General Manager,                    of Directors, Enesco
 359 Stickney Hill Road                                     Global Education Industry,                    Group, Inc. (designer,
 Hopkinton, NH  03229                                       IBM Corporation (computer                     importer and
                                                            and technology) from 1994                     distributor of
                                                            to 1997).                                     giftware and
                                                                                                          collectibles)

 Richard L. Woolworth      Director    Served for 12 years  Retired since December            118         Northwest Natural Gas
 (Age 63)                                                   2003 (formerly Chairman                       Co. (natural gas
 100 S.W. Market Street                                     and Chief Executive                           service provider)
 #1500                                                      Officer, The Regence Group
 Portland, OR 97207                                         (regional health insurer);
                                                            Chairman and Chief
                                                            Executive Officer,
                                                            BlueCross BlueShield of
                                                            Oregon; Certified Public
                                                            Accountant, Arthur Young &
                                                            Company)

INTERESTED DIRECTOR:






                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                          POSITION      TERM OF OFFICE                                      FUND
                          (S) HELD      AND LENGTH OF                                      COMPLEX               OTHER
   NAME, ADDRESS            WITH        TIME SERVED*      PRINCIPAL OCCUPATION(S)          OVERSEEN           DIRECTORSHIPS
     AND AGE               FUNDS             (1)          DURING PAST FIVE YEARS         BY DIRECTOR (1)    HELD BY DIRECTOR
  --------------        -------------  ----------------   ---------------------         -----------------   ------------------
William E. Mayer(2)        Director      Since October    Managing Partner, Park Avenue      120(3)         Lee Enterprises
(Age 64)                                    2003          Equity Partners (private                          (print media), WR
399 Park Avenue                                           equity) since February, 1999                      Hambrecht + Co.
Suite 3204                                                (formerly Founding Partner,                       (financial service
New York, NY 10022                                        Development Capital LLC from                      provider); First
                                                          November 1996 to February,                        Health (healthcare);
                                                          1999).                                            Reader's Digest
                                                                                                            (publishing);
                                                                                                            OPENFIELD Solutions
                                                                                                            (retail industry
                                                                                                            technology provider)



* Each director serves for an indefinite term until the date the director resigns, retires or is removed in accordance with the Bylaws of each Fund.



(1)As of December 31, 2003, the Columbia Complex consisted of 132 open-end and 15 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.



(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.



(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.



(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.



(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

PRINCIPAL OFFICERS:






                                         TERM OF
                                       OFFICE AND
                         POSITION (S)   LENGTH OF
  NAME, ADDRESS             HELD          TIME                          PRINCIPAL OCCUPATION(S)
    AND AGE              WITH FUNDS       SERVED                        DURING PAST FIVE YEARS
  -------------         -------------  -----------                      -----------------------
Christopher L. Wilson     President     Since 2004          President of the Columbia Funds, Liberty Funds and Stein Roe Funds
(Age 47)                                                    since October, 2004 (formerly President and Chief Executive Officer,
One Financial Center                                        CDC IXIS Asset Management Services, Inc. from September, 1998 to
Boston, MA 02111                                            August, 2004).

J. Kevin Connaughton      Treasurer     Since 2000          Treasurer of the Columbia Funds since October, 2003 and of the
(Age 39)                                                    Liberty Funds, Stein Roe Funds and All-Star Funds since December,
One Financial Center                                        2000; Vice President of the Advisor since April, 2003 (formerly
Boston, MA 02111                                            President of the Columbia Funds, Liberty Funds and Stein Roe Funds
                                                            from February, 2004 to October, 2004; Chief Accounting Officer and
                                                            Controller of the Liberty Funds and of the All-Star Funds from February,
                                                            1998 to October, 2000); Treasurer of the Galaxy Funds since September,
                                                            2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC
                                                            since December, 2002 (formerly Vice President of Colonial Management
                                                            Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene         Senior Vice     Since 2004          Senior Vice President and Chief Compliance Officer of the Columbia
(Age 54)                 President                          Funds, Liberty Funds and Stein Roe Funds since August, 2004; Chief
40 West 57th Street      and Chief                          Compliance Officer of the All-Star Funds since August, 2004
New York, NY 10019      Compliance                          (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001
                          Officer                           to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from
                                                            November, 1999 to December, 2000; Vice President and Counsel,
                                                            Equitable Life Assurance Society of the United States from April,
                                                            1998 to November, 1999,).

Michael G. Clarke          Chief        Since 2004          Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein
(Age 34)                 Accounting                         Roe Funds and All-Star Funds since October, 2004 (formerly
One Financial Center      Officer                           Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
Boston, MA 02111                                            All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy &
                                                            Development of the Liberty Funds and Stein Roe Funds from February,
                                                            2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein
                                                            Roe Funds and the All-Star Funds from August, 1999 to February,
                                                            2001; Audit Manager, Deloitte & Toche LLP from May, 1997 to August,
                                                            1999).

Jeffrey R. Coleman        Controller    Since 2004
(Age 34 )                                                   Controller of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                                        Funds and All-Star Funds since October, 2004 (formerly Vice
Boston, MA 02111                                            President of CDC IXIS Asset Management Services, Inc. and
                                                            Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
                                                            Funds from February, 2003 to September, 2004; Assistant Vice
                                                            President of CDC IXIS Asset Management Services, Inc. and
                                                            Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November,
                                                            1996 to August, 2000).

David A. Rozenson         Secretary     Since 2003          Secretary of the Columbia Funds, Liberty Funds, Stein Roe Funds and
(Age 50)                                                    All-Star Funds since December, 2003; Senior Counsel, Bank of America
One Financial Center                                        Corporation (formerly FleetBoston Financial Corporation) since
Boston, MA 02111                                            January, 1996; Associate General Counsel, Columbia Management Group
                                                            since November, 2002.


Board of Directors

         The directors of the Funds are responsible for overseeing decisions relating to the investment policies and goals of the Funds. The Funds hire other parties that are responsible for the day-to-day operations of the Funds, such as the Advisor, transfer agent and custodian. The directors meet quarterly to review the Funds' investment policies, performance, expenses, and other business matters. The directors have created several committees to perform specific functions for the Funds.

AUDIT COMMITTEE


         Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Directors of the Funds. Prior to October 7, 2003, Messrs. Woolworth, Simpson, Nelson and Mr. James C. George were members of the Audit Committee of the Board of Directors of the Funds. Mr. George resigned from the Board of Directors of the Funds on October 7, 2003. Messrs. Simpson and Nelson have assumed other committee responsibilities. The Audit Committee's functions include making recommendations to the Directors regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended August 31, 2004, the Audit Committee convened eleven times.


GOVERNANCE COMMITTEE


         Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Directors of the Funds. Prior to October 7, 2003, the Funds did not have a Governance Committee. The Governance Committee's functions include recommending to the directors nominees for independent directors positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the directors' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the directors who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for directors recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended August 31, 2004, the Governance Committee convened four times.



COMPLIANCE COMMITTEE



         Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Directors of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent. For the fiscal year ended August 31, 2004, the Compliance Committee convened five times.


ADVISORY FEES & EXPENSES COMMITTEE


         Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Directors of the Funds. Prior to October 7, 2003, the Funds did not have an Advisory Fees and Expenses Committee. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested directors and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended August 31, 2004, the Advisory Fees & Expenses Committee convened five times.


INVESTMENT OVERSIGHT COMMITTEES


         Beginning in 2004, each director of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and give particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of Funds which they review:



         IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.



         IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.



         IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.



         IOC#4: Messrs. Nelson, Simpson and Woolworth will be responsible for reviewing Funds in the following asset categories:
                  Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.



         For the fiscal year ended August 31, 2004, each IOC convened three times.



         The following table sets forth the dollar range of shares owned by each director as of December 31, 2003 of (i) each individual Fund and (ii) all of the funds in the same family of investment companies as the Funds:


DISINTERESTED DIRECTORS:

                                          DOUGLAS A.           JANET LANGFORD                RICHARD W.
       NAME OF FUND                         HACKER                 KELLY                       LOWRY
-----------------------------          -----------------     ------------------         --------------------
Common Stock Fund                          None                    None                     None
Balanced Fund                              None                    None                     None
Growth Fund                                None                    None                     None
Mid Cap Growth Fund                        None                    $50,001-$100,000         None
Small Cap Growth Fund                      None                    None                     None
International Stock Fund                   None                    None                     None
Real Estate Equity Fund                    None                    None                     None
Strategic Investor Fund                    None                    None                     None
Technology Fund                            None                    None                     None
Daily Income Company                       None                    None                     None
Fixed Income Securities Fund               None                    None                     None
Short Term Bond Fund                       None                    None                     None
High Yield Fund                            None                    None                     None
Oregon Municipal Bond Fund                 None                    None                     None
National Municipal Bond Fund               None                    None                     None
  AGGREGATE DOLLAR RANGE OF
    FUND SHARES IN FUNDS
    OVERSEEN BY DIRECTOR IN
    FAMILY OF INVESTMENT COMPANIES:        OVER $100,000           OVER $100,000            $10,001-$50,000

                                        DR. CHARLES R.           JOHN J.
       NAME OF FUND                         NELSON              NEUHAUSER
-------------------------              -----------------       ----------
Common Stock Fund                        None                     None
Balanced Fund                            None                     None
Growth Fund                              None                     None
Mid Cap Growth Fund                      $50,001-$100,000         None
Small Cap Growth Fund                    None                     None
International Stock Fund                 $10,001-$50,000          None
Real Estate Equity Fund                  None                     None
Strategic Investor Fund                  None                     None
Technology Fund                          None                     None
Daily Income Company                     None                     None
Fixed Income Securities Fund             None                     None
Short Term Bond Fund                     None                     None
High Yield Fund                          None                     None
Oregon Municipal Bond Fund               None                     None
National Municipal Bond Fund             None                     None
  AGGREGATE DOLLAR RANGE OF FUND
    SHARES IN FUNDS OVERSEEN BY
    DIRECTOR IN FAMILY OF INVESTMENT
    COMPANIES:                           OVER $100,000            OVER $100,000


                                            PATRICK J.           THOMAS E.
        NAME OF FUND                         SIMPSON              STITZEL
---------------------------            -------------------   -----------------
 Common Stock Fund                        None                  None
 Balanced Fund                            $10,001-$50,000       None
 Growth Fund                              $50,001-$100,000      None
 Mid Cap Growth Fund                      $1-$10,000            None
 Small Cap Growth Fund                    None                  None
 International Stock Fund                 None                  None
 Real Estate Equity Fund                  None                  None
 Strategic Investor Fund                  None                  $10,001-$50,000
 Technology Fund                          None                  None
 Daily Income Company                     None                  None
 Fixed Income Securities Fund             None                  None
 Short Term Bond Fund                     None                  None
 High Yield Fund                          None                  None
 Oregon Municipal Bond Fund               None                  None
 National Municipal Bond Fund             None                  None
   AGGREGATE DOLLAR RANGE OF FUND
     SHARES IN FUNDS OVERSEEN BY
     DIRECTOR IN FAMILY OF INVESTMENT
    COMPANIES:                            $50,001-$100,000      $50,001-$100,000



                                          THOMAS C.             ANNE-LEE             RICHARD W.
    NAME OF FUND                          THEOBALD              VERVILLE              WOOLWORTH
-----------------------                --------------          ------------        ----------------
Common Stock Fund                       None                      None               $10,001-$50,000
Balanced Fund                           None                      None               None
Growth Fund                             None                      None               $1-$10,000
Mid Cap Growth Fund                     None                      None               $1-$10,000
Small Cap Growth Fund                   None                      None               $1-$10,000
International Stock Fund                None                      None               $1-$10,000
Real Estate Equity Fund                 None                      None               None
Strategic Investor Fund                 $10,001-$50,000           None               $1-$10,000
Technology Fund                         None                      None               $1-$10,000
Daily Income Company                    None                      None               $50,001-$100,000
Fixed Income Securities Fund            None                      None               None

Short Term Bond Fund                    None                      None               None
High Yield Fund                         None                      None               None
Oregon Municipal Bond Fund              None                      None               $10,001-$50,000
National Municipal Bond Fund            None                      None               None
  AGGREGATE DOLLAR RANGE OF
    FUND SHARES IN FUNDS OVERSEEN
    BY DIRECTOR IN FAMILY OF
   INVESTMENT COMPANIES:                OVER $100,000             NONE*              OVER $100,000

INTERESTED DIRECTORS:


                                       WILLIAM E.
      NAME OF FUND                       MAYER
      ------------                     ---------
Common Stock Fund                       None
Balanced Fund                           None
Growth Fund                             None
Mid Cap Growth Fund                     None
Small Cap Growth Fund                   None
International Stock Fund                None
Real Estate Equity Fund                 None
Strategic Investor Fund                 None
Technology Fund                         None
Daily Income Company                    None
Fixed Income Securities Fund            None
Short Term Bond Fund                    None
High Yield Fund                         None
Oregon Municipal Bond Fund              None
National Municipal Bond Fund            None
  AGGREGATE DOLLAR RANGE OF FUND
     SHARES IN FUNDS OVERSEEN BY
     DIRECTOR IN FAMILY OF
     INVESTMENT COMPANIES:              NONE


----------

* Because Ms. Verville's share ownership in the Liberty Funds is held through her deferred compensation plan, her ownership is not required to be disclosed.


As of December 31, 2003, none of the disinterested directors or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.


Approval of Investment Advisory Contract


         Each of the Funds has entered into an investment advisory contract with the Advisor. Each investment advisory contract is subject to annual approval of the Board of Directors, including a majority of disinterested directors. The existing contracts for the Funds were considered and approved at in-person meetings of the Funds' Boards of Directors held on May 12, 2004 and October 13, 2004. In determining the reasonableness of the advisory fees under each of the contracts, the directors considered several factors, including:



            - The nature and quality of services provided to the Funds' shareholders,






            -  The profitability of the advisory contract for the Advisor,



            - Fall-out benefits realized by the Advisor from services as advisor to the Funds,



            -  A comparison of fee structures with other mutual funds, and



            - The existence of economies of scale with respect to the provision of investment advice to the Funds.



         In reviewing the quality of services provided by the Advisor, the directors reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The directors reviewed the following information: (1) total expense rankings within each Fund's expense group, (2) actual management fee rankings of each Fund within its expense group, (3) contractual management fee rankings of each Fund within its expense group and (4) performance rankings within each Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the directors reviewed data for each Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the directors.






         The directors also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The directors considered the additional benefits to the Advisor as a result of its relationship with the Funds. The directors also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.



         After considering these and other factors, and each Fund's specific circumstances, the directors concluded that each Fund's advisory contract with the Advisor was reasonable for such Fund and in the best interests of its shareholders. During their deliberations, the directors requested from the Advisor all information reasonably necessary for the directors to evaluate each of the advisory contracts for the Funds. The disinterested directors were also assisted by, and met separately with, their independent counsel.



         See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor and each Fund's investment advisory contract.


Director Compensation:


         The directors serve as directors/trustees of all open-end funds managed by the Advisor for which each director will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. The Audit Committee chair receives an annual retainer of $10,000 and receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the director fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.



         The following table sets forth compensation earned by the Funds' directors for the fiscal year ended August 31, 2004. No officer of the Funds received any compensation from the Funds in 2004.



                                           DOUGLAS A.        JANET LANGFORD          RICHARD W.
 AGGREGATE COMPENSATION FROM FUND          HACKER(2)            KELLY(2)              LOWRY(2)
 --------------------------------       --------------      --------------         -------------
Common Stock Fund                          $  1,095            $  1,104               $  1,024
Balanced Fund                              $  1,254            $  1,262               $  1,154
Growth Fund                                $  1,660            $  1,675               $  1,521
Mid Cap Growth Fund                        $  1,792            $  1,808               $  1,641
Small Cap Growth Fund                      $  1,257            $  1,276               $  1,149
International Stock Fund                   $    790            $    817               $    709
Real Estate Equity Fund                    $  1,744            $  1,762               $  1,609
Strategic Investor Fund                    $    695            $    707               $    629
Technology Fund                            $    690            $    701               $    670
Daily Income Company                       $  1,564            $  1,567               $  1,441
Fixed Income Securities Fund               $  1,308            $  1,312               $  1,234
Short Term Bond Fund                       $  1,164            $  1,174               $  1,073
High Yield Fund                            $  2,782            $  2,818               $  2,550
Oregon Municipal Bond Fund                 $  1,337            $  1,349               $  1,260
National Municipal Bond Fund               $    337            $    341               $    313
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                            $127,500            $127,500               $143,150

                                       DR. CHARLES R.          JOHN J.
 AGGREGATE COMPENSATION FROM FUND          NELSON            NEUHAUSER (2)
 --------------------------------      -------------        --------------
Common Stock Fund                        $  1,103              $  1,058
Balanced Fund                            $  1,252              $  1,192
Growth Fund                              $  1,659              $  1,569
Mid Cap Growth Fund                      $  1,791              $  1,693
Small Cap Growth Fund                    $  1,261              $  1,184
International Stock Fund                 $    802              $    729
Real Estate Equity Fund                  $  1,749              $  1,659
Strategic Investor Fund                  $    696              $    648
Technology Fund                          $    712              $    694
Daily Income Company                     $  1,555              $  1,489
Fixed Income Securities Fund             $  1,316              $  1,277
Short Term Bond Fund                     $  1,166              $  1,108
High Yield Fund                          $  2,789              $  2,628
Oregon Municipal Bond Fund               $  1,353              $  1,303
National Municipal Bond Fund             $    339              $    324
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                          $126,500              $150,026



                                          PATRICK J.            THOMAS E.
 AGGREGATE COMPENSATION FROM FUND         SIMPSON(3)           STITZEL(2)
------------------------------------   ---------------       -------------
Common Stock Fund                         $  1,148              $  1,197
Balanced Fund                             $  1,313              $  1,341
Growth Fund                               $  1,731              $  1,769
Mid Cap Growth Fund                       $  1,867              $  1,910
Small Cap Growth Fund                     $  1,300              $  1,341
International Stock Fund                  $    794              $    843
Real Estate Equity Fund                   $  1,817              $  1,873
Strategic Investor Fund                   $    715              $    737
Technology Fund                           $    722              $    797
Daily Income Company                      $  1,647              $  1,666
Fixed Income Securities Fund              $  1,383              $  1,438
Short Term Bond Fund                      $  1,215              $  1,252
High Yield Fund                           $  2,885              $  2,971
Oregon Municipal Bond Fund                $  1,403              $  1,478
National Municipal Bond Fund              $    351              $    366
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                           $108,144              $135,000



                                           THOMAS C.           ANNE-LEE         RICHARD W.
AGGREGATE COMPENSATION FROM FUND         THEOBALD(2)(4)      VERVILLE(2)(5)     WOOLWORTH
-------------------------------------   ----------------    ---------------    -------------
Common Stock Fund                          $  1,357            $  1,305          $  1,257
Balanced Fund                              $  1,604            $  1,486          $  1,431
Growth Fund                                $  2,129            $  1,968          $  1,886
Mid Cap Growth Fund                        $  2,296            $  2,124          $  2,034
Small Cap Growth Fund                      $  1,614            $  1,494          $  1,418
International Stock Fund                   $    999            $    944          $    873
Real Estate Equity Fund                    $  2,223            $  2,073          $  1,982
Strategic Investor Fund                    $    889            $    824          $    781
Technology Fund                            $    784            $    835          $    802
Daily Income Company                       $  1,657            $  1,849          $  1,790
Fixed Income Securities Fund               $  1,614            $  1,559          $  1,513
Short Term Bond Fund                       $  1,470            $  1,382          $  1,327
High Yield Fund                            $  3,574            $  3,305          $  3,146
Oregon Municipal Bond Fund                 $  1,626            $  1,598          $  1,541
National Municipal Bond Fund               $    421            $    402          $    385
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                            $155,000            $149,500          $118,144

INTERESTED DIRECTORS:


                                           WILLIAM E
AGGREGATE COMPENSATION FROM FUND           MAYER(3)
---------------------------------         ----------
Common Stock Fund                          $  1,103
Balanced Fund                              $  1,240
Growth Fund                                $  1,633
Mid Cap Growth Fund                        $  1,762
Small Cap Growth Fund                      $  1,234
International Stock Fund                   $    760
Real Estate Equity Fund                    $  1,730
Strategic Investor Fund                    $    674
Technology Fund                            $    727
Daily Income Company                       $  1,547
Fixed Income Securities Fund               $  1,331
Short Term Bond Fund                       $  1,153
High Yield Fund                            $  2,739
Oregon Municipal Bond Fund                 $  1,359
National Municipal Bond Fund               $    337
  TOTAL COMPENSATION FROM
  FUND COMPLEX:                            $153,900


----------





(1) As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, the Trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/Trustees of the Columbia Funds. A single combined board of Trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.



(2) Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Trustee of the Trust on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during the fiscal year ended August 31, 2004 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.



(3) During the fiscal year ended August 31, 2004, Mr. Simpson deferred $1,148, $1,313, $1,731, $1,867, $1,300, $794, $1,817, $722, $1,647, $1,383,
      $1,215, $2,885, $1,403 and $351 of his compensation from the Common Stock Fund, Balanced Fund, Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, International Stock Fund, Real Estate Equity Fund, Technology Fund, Daily Income Company, Fixed Income Securities Fund, Short Term Bond Fund, High Yield Fund, Oregon Municipal Bond Fund, and National Municipal Bond Fund, respectively, and $108,144 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.






(4) During the fiscal year ended August 31, 2004, Mr. Theobald deferred $666, $899, $1,216, $186, $931, $586, $1,230, $229, $571, $759, $793, $2,048,
      $732 and $217 of his compensation from the Common Stock Fund, Balanced Fund, Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, International Stock Fund, Real Estate Equity Fund, Technology Fund, Daily Income Company, Fixed Income Securities Fund, Short Term Bond Fund, High Yield Fund, Oregon Municipal Bond Fund, and National Municipal Bond Fund, respectively, and $80,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.



(5) During the fiscal year ended August 31, 2004, Ms. Verville deferred $407, $550, $743, $268, $569, $361, $752, $140, $698, $464, $485, $1,251, $447
      and $133 of her compensation from the Common Stock Fund, Balanced Fund, Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, International Stock Fund, Real Estate Equity Fund, Technology Fund, Daily Income Company, Fixed Income Securities Fund, Short Term Bond Fund, High Yield Fund, Oregon Municipal Bond Fund, and National Municipal Bond Fund, respectively, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan.

Share Ownership:


         As of November 30, 2004, each director and all officers and directors, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.



         As of November 30, 2004, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:



BALANCED FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FRANCES A MCCONNELL                                                                 5.08
11866 GIRDLED RD
CONCORD OH 44077-8805



BALANCED FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
J J B HILLIARD W L LYONS INC                                                       26.85
DWIGHT P PLOWMAN
A/C 7357-0516
501 S 4TH ST
LOUISVILLE KY 40202-2520

NFSC FEBO  # PXF-000540                                                            12.55
LI MEI FENG
50 NOVA DR
PIEDMONT CA 94610-1038

FIRST CLEARING, LLC                                                                 6.54
A/C 4845-1371
DORIS R KORNEGAY &
JOE ISAAC JT TEN
9563 BROKEN OAK BLVD
JACKSONVILLE FL 32257-8806

JAY H DEL GIORGIO &                                                                 5.30
PATRICIA A DEL GIORGIO TTEE
DEL GIORGIO FAMILY TRUST
U/A 03/28/1996
340 OLD MILL RD SPC 63
SANTA BARBARA CA 93110-3725



BALANCED FUND-D




NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
LEGG MASON WOOD WALKER INC                                                         25.89
277-05514-28
PO BOX 1476
BALTIMORE MD 21203-1476

UBS FINANCIAL SERVICES INC. FBO                                                    15.69
ROBERT BREIDENBAUGH
CAROLYN BREIDENBAUGH JTWRO
369 E. CHURCH STREET
ELMHURST IL 60126-3602

JOHN WIST &                                                                        11.22
GLADYS WIST JT WROS
12111 FAITH LN
BOWIE MD 20715-2302

ATTN MUTUAL FUNDS                                                                   9.36
FISERV SECURITIES INC
FAO 17669748
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

CITIGROUP GLOBAL MARKETS, INC                                                       8.40
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402



COMMON STOCK FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
RELIANCE TRUST CO CUST                                                             11.07
FBO EASTERN AVIATION FUELS
PO BOX 48449
ATLANTA GA 30362-1449

COLUMBIA TRUST COMPANY ROLL                                                        10.46
LARRY A LEPPKE
12091 W LAKE AVE
LITTLETON CO 80127-2368

NFSC FEBO # EBP-443280                                                              5.83
NFS/FMTC SEP IRA
FBO ROGER B MATHERLY
2701 RIVERVIEW DR
COLONIAL BCH VA 22443-1326

COMMON STOCK FUND-B



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC                                                       8.08
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

FIRST CLEARING LLC                                                                  7.27
A/C 1713-0542
MARYANNE S BOHLINGER IR TRUS
5615 LAS BRISAS DR
VERO BEACH FL 32967-7256

FIRST CLEARING CORPORATION                                                          6.29
A/C 1632-2331
JOSEPH J BOHLINGER
5615 LAS BRISAS DR
VERO BEACH FL 32967-7256



COMMON STOCK FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FISERV SECURITIES, INC.                                                            45.29
FAO 25405141
ATTN: MUTUAL FUNDS DEPT
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7084

MARK R MYERS                                                                       19.85
SANDRA K MYERS
415 NORWAY ST
SILVERTON OR 97381-1244

COLUMBIA TRUST COMPANY ROLLOVER IRA                                                 8.23
DOROTHY J LINDBO
315 7TH ST NE
PUYALLUP WA 98372-5022

AMERICAN ENTERPRISE INVESTMENT SVCS                                                 8.06
FBO 306329471
PO BOX 9446
MINNEAPOLIS MN 55440-9446

ADP CLEARING & OUTSOURCING                                                          6.40
FBO 236-18822-16
26 BROADWAY
NEW YORK NY 10004-1703

COMMON STOCK FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
AMERICAN ENTERPRISE INVESTMENT SVCS                                                34.29
FBO 223912391
PO BOX 9446
MINNEAPOLIS MN 55440-9446

ATTN MUTUAL FUNDS                                                                  27.53
FISERV SECURITIES INC
FAO 17669748
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

FIRST CLEARING LLC                                                                 22.25
A/C 1155-4448
ROY E ANGER R/O IRA
FCC AS CUSTODIAN
9130 CHERRY HILL CT
FORT MYERS FL 33908-3648

UBS FINANCIAL SERVICES INC. FBO                                                    11.25
ZONNIE B ODOM TRUST B
CATHERINE ODOM TTEE
U/W 12/19/98
310 GRANDYS MILL RD
WILLISTON SC 29853-3106



COMMON STOCK FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
COLUMBIA TRUST CO CUSTODIAN                                                         5.20
FBO NORTHERN ALASKA CARPENT
DEF CONTRIBUTION PP-PARTICIPA
RE CTC #210129
PO BOX 1350
PORTLAND OR 97207-1350



FIXED INCOME SECURITIES FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            27.22
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

MCB TRUST SERVICES CUST. FBO                                                       17.65
MERIDIAN TRUST & INVESTMENT CO TTEE
AMAET, P.L.L.C.
700 17TH STREET
SUITE 300
DENVER CO 80202-3531

MCB TRUST SERVICES CUST. FBO                                                        5.29
MERIDIAN TRUST & INVESTMENT CO TTEE
LAWLER-WOOD, LLC
700 17TH STREET
SUITE 300
DENVER CO 80202-3531



FIXED INCOME SECURITIES FUND-B



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC                                                       5.25
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402



FIXED INCOME SECURITIES FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
LPL FINANCIAL SERVICES                                                             22.80
A/C 1575-5694
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LEGG MASON WOOD WALKER INC                                                         22.01
282-71318-10
PO BOX 1476
BALTIMORE MD 21202

MERRILL LYNCH PIERCE FENNER & SMITH                                                 9.19
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

AMERICAN ENTERPRISE INVESTMENT SVCS                                                 9.03
FBO 322015501
PO BOX 9446
MINNEAPOLIS MN 55440-9446

LPL FINANCIAL SERVICES                                                              6.53
A/C 7260-8816
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968



FIXED INCOME SECURITIES FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
COLUMBIA TRUST COMPANY SEP IRA                                                      7.39
EDWARD J HANNAN
12 MILLER LN
TROY NY 12180-9615

LPL FINANCIAL SERVICES                                                              6.96
A/C 5349-0823
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

ADP CLEARING & OUTSOURCING                                                          6.86
FBO 597-11452-13
26 BROADWAY
NEW YORK NY 10004-1703

PERSHING LLC                                                                        6.21
PO BOX 2052
JERSEY CITY NJ 07303-2052

A G EDWARDS & SONS INC FBO                                                          5.13
HOUSING AUTHORITY
A/C 0273-240624
1 N JEFFERSON AVE
SAINT LOUIS MO 63103-2205



FIXED INCOME SECURITIES FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            13.91
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

GROWTH FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                26.06
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

LPL FINANCIAL SERVICES                                                             13.64
A/C 6990-6540
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA TRUST COMPANY ROLLOVER IRA                                                11.38
HUBERTA WEGBREIT
534 FREEDOM BLVD
COATESVILLE PA 19320-1562

LPL FINANCIAL SERVICES                                                             11.10
A/C 1886-5249
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

UBS FINANCIAL SERVICES INC. FBO                                                     7.15
UBS-FINSVC CDN FBO
MARTHA SUZANNE  BRIGNAC BELL
P.O. BOX 3321
WEEHAWKEN NJ 07086-8154

AMERICAN ENTERPRISE INVESTMENT SVCS                                                 5.02
FBO 223498151
PO BOX 9446
MINNEAPOLIS MN 55440-9446



GROWTH FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
LPL FINANCIAL SERVICES                                                             21.42
A/C 1142-8796
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

FIRST CLEARING LLC                                                                 20.33
A/C 1155-4448
ROY E ANGER R/O IRA
FCC AS CUSTODIAN
9130 CHERRY HILL CT
FORT MYERS FL 33908-3648

MERRILL LYNCH PIERCE FENNER & SMITH                                                14.87
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

LPL FINANCIAL SERVICES                                                             11.48
A/C 5031-4670
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

ATTN MUTUAL FUNDS                                                                  10.65
FISERV SECURITIES INC
FAO 17665689
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

ATTN MUTUAL FUNDS                                                                   5.51
FISERV SECURITIES INC
FAO 17665284
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

UBS FINANCIAL SERVICES INC. FBO                                                     5.14
UBS-FINSVC CDN FBO
STEPHEN W THOMAS
P.O.BOX 3321,
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761



GROWTH FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK                                                                10.34
FBO COLUMBIA OMNIBUS C/C
ATTN VARIOUS ACCTS
PO BOX 92800
ROCHESTER NY  14692-8900

CHARLES SCHWAB & CO INC                                                             5.03
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

HIGH YIELD FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            40.97
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

FTC & CO ATTN DATALYNX # 022                                                        5.95
PO BOX 173736
DENVER CO 80217-3736



HIGH YIELD FUND-B



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC.                                                      7.40
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402



HIGH YIELD FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                23.96
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL  32246-6484



HIGH YIELD FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                11.84
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS, INC.                                                      9.27
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

HIGH YIELD FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK 5                                                              36.50
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY 14692-8900

CHARLES SCHWAB & CO INC                                                            17.86
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

FLEET NATIONAL BANK                                                                 9.65
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY 14692-8900



INTERNATIONAL STOCK FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
NFSC FEBO # W71-347469                                                             25.23
KEDAR FAMILY TRUST
OFIR J KEDAR
U/A 08/13/03
27862 VIA CORITA WAY
LOS ALTOS CA 94022-3230

A G EDWARDS & SONS INC FBO                                                          7.22
SHAKUNTLA D MILLER
A/C 0835-067424
1 N JEFFERSON AVE
SAINT LOUIS MO 63103-2205

PERSHING LLC                                                                        5.29
PO BOX 2052
JERSEY CITY NJ 07303-2052



INTERNATIONAL STOCK FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
ATTN MUTUAL FUNDS                                                                   5.14
FISERV SECURITIES INC
FAO 17521163
ONE COMMERCE SQUARE
2005 MARKET STREET SUITE 1200
PHILADELPHIA PA 19103-7008

GREG KOYLE                                                                          5.03
ESNET MANAGEMENT GROUP LLC
R D THOMPSON
1024 RIVER HAVEN CIRCLE
OREM UT 84097-6680



INTERNATIONAL STOCK FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK                                                                56.62
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

FLEET NATIONAL BANK                                                                12.54
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900



MID CAP GROWTH FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            14.55
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122



MID CAP GROWTH FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                12.36
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

RAYMOND JAMES & ASSOC INC                                                           6.75
FBO GOSS TR
BIN# 84632934
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MORGAN STANLEY DW INC FBO                                                           5.91
LEIGH FLOWE FINLEY
HARBORSIDE FINANCIAL CNTR PLAZA 3
JERSEY CITY NJ 07311

PERSHING LLC                                                                        5.81
PO BOX 2052
JERSEY CITY NJ 07303-2052

NFSC FEBO # C9C-178799                                                              5.06
CAPITAL FORTRESS INTL TRUST
FIRST FIDELITY TRUST LTD TTEE
RG SOLOMON ARCADE STE 11
605 MAIN STREET
ST KITTS/NEVIS



MID CAP GROWTH FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
EDWARD D  JONES AND COF/A/O                                                         8.72
BEULAH MAE JONES MITCHELL TTEE
U/A DTD 6/5/96
EDJ# 277-03316-1-5
PO BOX 2500
MARYLAND HTS MO  63043-8500

ADP CLEARING & OUTSOURCING                                                          7.66
FBO 236-21936-13
26 BROADWAY

NEW YORK NY  10004-1703



MID CAP GROWTH FUND-G



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
COLUMBIA TRUST COMPANY ROLLOVER IRA                                                 5.02
JUAN ROSAI
25 CRESTVIEW DR
NORTH HAVEN CT  06473-3002



MID CAP GROWTH FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK                                                                11.78
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY 14692-8900

CHARLES SCHWAB & CO INC                                                            10.77
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

FLEET NATIONAL BANK                                                                 5.13
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY 14692-8900



NATIONAL MUNICIPAL BOND FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
PERSHING LLC                                                                       33.99
PO BOX 2052
JERSEY CITY NJ 07303-2052

MERRILL LYNCH PIERCE FENNER & SMITH                                                 9.07
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484



NATIONAL MUNICIPAL BOND FUND-B



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
COLUMBIA TRUST COMPANY                                                             18.24
CRAIGR COMPANY INC
CRAIG R RUSERT
57 FORSYTH ST NW APT 13D
ATLANTA GA 30302-2210

RAYMOND JAMES & ASSOC INC                                                          14.30
FBO LENOIR EL
BIN# 82251733
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

FISERV SECURITIES, INC                                                              7.73
FAO 14356114
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET ST STE 1200
PHILADELPHIA PA 19103-7084

CORINNE ROUDI TOD                                                                   7.66
BENEFICIARY INFORMATION ON FILE
1 MILLBROOK RD
WINSTED CT 06098-3917

ADP CLEARING & OUTSOURCING                                                          7.37
FBO 535-01496-12
26 BROADWAY
NEW YORK NY 10004-1703

NFSC FEBO # B36-232157                                                              6.29
LUCILLE C PAQUIN
DENISE T SZYMCZUK
428 IRON MINE HILL RD
N SMITHFIELD RI  02896-8163



NATIONAL MUNICIPAL BOND FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
UBS FINANCIAL SERVICES INC. FBO                                                    18.23
WALTER J GESE
RONALD W GESE JTWROS
3711 W HEROY AVE
SPOKANE WA 99205-1817

UBS FINANCIAL SERVICES INC. FBO                                                    17.44
COLLEEN J MCNICHOLS
4327 S MAGNOLIA ST
SPOKANE WA 99203-4328

UBS FINANCIAL SERVICES INC. FBO                                                    14.75
PAUL H MEIER AND
LORA R MEIER TEN IN COMMON
2105 N BELT ST
SPOKANE WA 99205-4043

UBS FINANCIAL SERVICES INC. FBO                                                    12.03
JUNE R. EDWARDS TTEE
JUNE R. EDWARDS REV LVG TR
U/A DTD 4/17/98
2313 VENTANA XING
MARIETTA GA 30062-7749

LPL FINANCIAL SERVICES                                                             11.15
A/C 2180-6776
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

UBS FINANCIAL SERVICES INC. FBO                                                     6.70
BETTY M. BREWSTER
10412 E 24TH AVE
SPOKANE WA 99206-3306

MERRILL LYNCH PIERCE FENNER & SMITH                                                 5.60
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

UBS FINANCIAL SERVICES INC. FBO                                                     5.41
JUNE R EDWARDS SUCC TTEE
CHARLES F EDWARDS REV
TRUST U/A DTD 4/17/98
2313 VENTANA XING
MARIETTA GA  30062-7749



NATIONAL MUNICIPAL BOND FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
J J B HILLIARD W L LYONS INC                                                       25.69
MARY MASON COMMUNITY
A/C 6085-8209
501 S 4TH ST
LOUISVILLE KY 40202-2520

PERSHING LLC                                                                       24.05
PO BOX 2052
JERSEY CITY NJ 07303-2052

FIRST CLEARING CORP                                                                13.01
A/C 1155-7195
DANIEL ANDREUCCI &
JEANNE P ANDREUCCI
1657 CONNOR RD
SOUTH PARK PA 15129-9036

ADP CLEARING & OUTSOURCING                                                         11.57
FBO 236-21831-19
26 BROADWAY
NEW YORK NY 10004-1703

LPL FINANCIAL SERVICES                                                              6.26
A/C 7755-7245
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

ADP CLEARING & OUTSOURCING                                                          6.16
FBO 592-08498-16
26 BROADWAY
NEW YORK NY 10004-1703

ADP CLEARING & OUTSOURCING                                                          6.05
FBO 599-10131-10
26 BROADWAY
NEW YORK NY 10004-1703

JOHN WIST &                                                                         5.00
GLADYS WIST JT WROS
12111 FAITH LN
BOWIE MD 20715-2302

NATIONAL MUNICIPAL BOND FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK                                                                20.86
FBO COLUMBIA OMNIBUS C/C
ATTN VARIOUS ACCTS
PO BOX 92800
ROCHESTER NY 14692-8900



OREGON MUNICIPAL BOND FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
WAYNE BARKER                                                                       26.59
15646 SEASIDE CT
BROOKINGS OR 97415-9531

CHARLES SCHWAB & CO INC CUST                                                       10.45
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

AMERICAN ENTERPRISE INVESTMENT SVCS                                                10.01
FBO 303955031
PO BOX 9446
MINNEAPOLIS MN 55440-9446

INTERRA CLEARING SERVICES FBO                                                       5.70
DAVID A JOHNSON
JANET M JOHNSON
JTWROS TEN/WROS
7885 NE TODD DR
CORVALLIS OR 97330-9683

DAIN RAUSCHER INC FBO                                                               5.27
LOIS O KOCHIS
989 NW SPRUCE AVE APT 226
CORVALLIS OR 97330-2178



OREGON MUNICIPAL BOND FUND-B



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
DAIN RAUSCHER INC FBO                                                              15.07
GILLICI F JACKSON
GILLICI F JACKSON REVOC LIV TRUST
U/A DTD 09/01/1998
611 NW 30TH ST
CORVALLIS OR 97330-5144

AMERICAN ENTERPRISE INVEST SVCS                                                     8.47
FBO 309186681
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVEST SVCS                                                     8.44
FBO 309188581
PO BOX 9446
MINNEAPOLIS MN 55440-9446

DAIN RAUSCHER INC FBO                                                               6.74
RUTH C LEAR
GM LEAR IRREV LIV TRUST
U/A DTD 09/13/1989
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

DEAN WITTER FBO                                                                     5.90
RELLA PANTENBURG &
PO BOX 250
NEW YORK NY 10008-0250

NFSC FEBO # W87-660876                                                              5.28
ROBERT E WILLIAMS TTEE
ROBERT WILLIAMS REVOC LIV TRUST
U/A 6/18/98
14404 SE WEBSTER RD APT 325
PORTLAND OR 97267-1972



OREGON MUNICIPAL BOND FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
PIPER JAFFRAY & CO.                                                                34.31
A/C 8360-5865
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

RAYMOND JAMES & ASSOC INC                                                          16.73
FBO SAUNDERS BARNEY
BIN# 52187574
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC                                                          14.68
FBO WESTENHOUSE H
BIN# 84484518
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MERRILL LYNCH PIERCE FENNER & SMITH                                                12.82
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

RAYMOND JAMES & ASSOC INC                                                           5.99
FBO HALL MV
BIN# 50169949
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100



OREGON MUNICIPAL BOND FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
DAIN RAUSCHER INC FBO                                                              21.59
LEWIS F ROTH
LEWIS F ROTH REVOCLIVTRUST
U/A DTD 07/31/1991
4798 BECKER CIR SE
ALBANY OR 97322-7139

LPL FINANCIAL SERVICES                                                             13.36
A/C 3538-3593
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

PERSHING LLC                                                                       12.42
PO BOX 2052
JERSEY CITY NJ 07303-2052

DAIN RAUSCHER INC FBO                                                              11.13
RUTH LEAR
RUTH C LEAR TRUST
U/A DTD 09/13/1989
440 NW ELKS DR APT 101
CORVALLIS OR 97330-3747

LPL FINANCIAL SERVICES                                                             10.97
A/C 3925-8809
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

NFSC FEBO # 0C3-185612                                                              6.77
FREDERICK A J KINGERY
FREDERICK A J KINGERY
U/A 11/27/1995
4163 SW GREENLEAF CT
PORTLAND OR 97221-3271

AMERICAN ENTERPRISE INVESTMENT SVCS                                                 6.15
FBO 304417451
PO BOX 9446
MINNEAPOLIS MN 55440-9446

AMERICAN ENTERPRISE INVESTMENT SVCS                                                 6.11
FBO 307349171
P.O BOX 9446
MINNEAPOLIS MN 55440-9446



OREGON MUNICIPAL BOND FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                             7.06
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122



REAL ESTATE EQUITY FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            37.16
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

NATIONWIDE TRUST CO FSB                                                            15.52
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH  43218-2029



REAL ESTATE EQUITY FUND-B



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                 5.12
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484

REAL ESTATE EQUITY FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
ADP CLEARING & OUTSOURCING                                                          8.13
FBO 236-23063-14
26 BROADWAY
NEW YORK NY 10004-1703



REAL ESTATE EQUITY FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FIRST CLEARING, LLC                                                                 7.26
A/C 6326-2843
ARNI L NASHBAR AND
8911 BLOOMFIELD BLVD
SARASOTA FL 34238-4452



REAL ESTATE EQUITY FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            27.57
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

FLEET NATIONAL BANK                                                                18.12
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900

FLEET NATIONAL BANK                                                                 5.49
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY  14692-8900



SHORT TERM BOND FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            18.83
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

SHORT TERM BOND FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                11.98
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL  32246-6484



SHORT TERM BOND FUND-G



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MELODY J WILDER                                                                     8.69
4 WINDSOR ST
HAVERHILL MA 01830-4127

FIRST CLEARING LLC                                                                  6.60
A/C 3082-7968
THERESA BADICS
JT WROS
9 ELMWOOD DR
MILLTOWN NJ 08850-1636

ADP CLEARING & OUTSOURCING                                                          5.59
FBO 222-00543-12
26 BROADWAY
NEW YORK NY 10004-1703

ADP CLEARING & OUTSOURCING                                                          5.05
FBO 134-95579-16
26 BROADWAY
NEW YORK NY 10004-1703



SHORT TERM BOND FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
FLEET NATIONAL BANK 2                                                              55.39
FBO CMC OMNIBUS C/C
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY 14692-8900

FLEET NATIONAL BANK                                                                11.82
FBO CMC OMNIBUS C/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY 14692-8900

FLEET NATIONAL BANK                                                                 6.32
FBO CMC OMNIBUS R/R
ATTN VARIOUS
PO BOX 92800
ROCHESTER NY 14692-8900



SMALL CAP GROWTH FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                             8.32
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

SAXON AND CO                                                                        8.29
40-40-090-9999464
OMNIBUS
PO BOX 7780-1888
PHILADELPHIA PA 19182-0001

STANDARD INSURANCE COMPANY                                                          7.24
P11D ATTN SEPARATE ACCOUNT A
1100 SW 6TH AVE
PORTLAND OR 97204-1020



STRATEGIC INVESTOR FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            14.55
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

CHARLES SCHWAB & CO INC                                                             9.50
SPECIAL CUSTODY A/C FOR BENFT CUST
ATTN MUTUAL FUND
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122



STRATEGIC INVESTOR FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
MERRILL LYNCH PIERCE FENNER & SMITH                                                 8.15
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATOR #97RD7
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

STRATEGIC INVESTOR FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CITIGROUP GLOBAL MARKETS, INC.                                                     34.11
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402



STRATEGIC INVESTOR FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                            10.11
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

COLUMBIA TRUST CO AGENT                                                             5.96
FBO US NATURAL RESOURCES AND
FRIEDRICH AIR COND PEN PL-EMPLEE
RE CTC #100453
PO BOX 1350
PORTLAND OR 97207-1350



TECHNOLOGY FUND-A



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
SEI PRIVATE TRUST CO                                                                9.99
C/O WACHOVIA- PREMIER
ATTN MUTUAL FUND ADMIN
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456

NFSC FEBO # CL 7-649341                                                             9.32
R LEE RIGNEY
224 CEDAR ST
ENGLEWOOD NJ 07631-3131

MERRILL LYNCH PIERCE FENNER & SMITH                                                 6.02
FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN FUND ADMINISTRATION #97E96
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

TECHNOLOGY FUND-C



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
NFSC FEBO # 0HE-431729                                                              7.55
WALLACE W SCHOOLER
4480 SCHOOLER RD
CRIDERSVILLE OH 45806-9727

UBS FINANCIAL SERVICES INC. FBO                                                     7.51
UBS-FINSVC CDN FBO
T MCCULLOUGH STROTHER
P.O.BOX 3321,
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761



TECHNOLOGY FUND-D



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
LPL FINANCIAL SERVICES                                                             48.03
A/C 1120-6690
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

COLUMBIA TRUST COMPANY                                                             19.34
THOMASVILLE HOME FURNISHINGS OF AZ
BRANDON D LEVALLEY
18971 CAMINITO CANTILENA #19
SAN DIEGO CA 92128-6166

RAYMOND JAMES & ASSOC INC                                                           7.90
FBO BARNETT IRA
BIN# 87998963
880 CARILLON PK WY
ST PETERSBURG FL 33716-1100

CITIGROUP GLOBAL MARKETS, INC.                                                      6.63
HOUSE ACCOUNT
00109801250
ATTN: PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

USAA INVESTMENT MANAGEMENT CO                                                       5.06
FBO 706844691
9800 FREDERICKSBURG RD
SAN ANTONIO TX 78288-0001

TECHNOLOGY FUND-Z



NAME AND ADDRESS                                                PERCENT OF SHARES HELD AT NOVEMBER 30, 2004
----------------                                                -------------------------------------------
CHARLES SCHWAB & CO INC                                                             8.88
SPECIAL CUSTODY ACCT FOR EXCLUSIVE
OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

PROXY VOTING POLICY AND PROCEDURES

         Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

         The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

         The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

         The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

         The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by the Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

         The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

         The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

         In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

         The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

         The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, it's the Proxy Committee's functions include annual review of it's the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

         The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.


         The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-426-3750, or by accessing the SEC's website at http://www.sec.gov.



                       DISCLOSURE OF PORTFOLIO INFORMATION



         The Board of Directors and Trustees of the Columbia funds have adopted policies with respect to the disclosure of the funds' portfolio holdings by the funds, Columbia Management, or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Directors/Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of a Fund's shareholders and those of Columbia Management and its affiliates. The Funds' policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the fund.



PUBLIC DISCLOSURES



         Each Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the fund's website at www.columbiafunds.com. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, a Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.



         The equity and fixed income Columbia funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:



                                                             FREQUENCY OF
   TYPE OF FUND               INFORMATION PROVIDED            DISCLOSURE           DATE OF WEB POSTING
----------------------------------------------------------------------------------------------------------
   Equity Funds          Full portfolio holdings                Monthly           30 calendar days after
                         information.                                                   month-end.

Fixed Income Funds       Full portfolio holdings               Quarterly        60 calendar days after the
                         information.                                                   quarter-end



     The scope of the information provided relating to a Fund's portfolio that is made available on the website may change from time to time without prior notice.



         For Columbia's money market funds, a complete list of a fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds' [distributor] at [Insert name and address of service provider].

         A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.



OTHER DISCLOSURES



         Each Fund's policies provide that non-public disclosures of a Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.



         Each Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include [the fund's sub-custodians, which currently include [Insert name of sub-custodians]], the fund's independent registered public accounting firm, legal counsel, and financial printer ([Name of Priner]), and the Funds' proxy voting service, currently [Name of Proxy Voting Service Provider]. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.



         Certain clients of the Funds' investment adviser may follow a strategy similar to that of a Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.


          INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY AFFILIATES

         The investment advisor to each of the Funds is Columbia Management Advisors, Inc. (the "Advisor"). Effective October 31, 2002, the Advisor succeeded to the business of Columbia Funds Management Company ("CFMC"), the former advisor to the Funds and an entity under common control with the Advisor. The transfer to the Advisor did not result in a change in the actual control or management of the advisory business of CFMC. The Advisor has entered into an investment contract with each Fund. Pursuant to the investment contract, the Advisor provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.

         The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         Information regarding the advisory fee payable to the Advisor including any waivers or offsets applicable to such Fund is set forth in the prospectus for each Fund. For the following Funds, the advisory fee is calculated as a percentage of net assets that declines as net assets increase, as follows:

Growth Fund                         0.75% of the Fund's first $200 million of net assets;
                                    0.625% of the next $300 million of net assets; and
                                    0.50% of net assets in excess of $500 million.

Daily Income Company                0.50% of the Fund's first $500 million of net assets;
                                    0.45% of the next $500 million of net assets; and
                                    0.40% of net assets in excess of $1 billion.

Mid Cap Growth Fund                 1.00% of the Fund's first $500 million of net assets; and
                                    0.75% of net assets in excess of $500 million.

International Stock Fund            1.00% of the Fund's first $500 million of net assets;
                                    0.95% of the next $500 million of net assets; and
                                    0.90% of net assets in excess of $1 billion.

         Advisory fees paid by each of the Funds for each of the last three fiscal years were as follows:


FUND                                           2004           2003*        2002
----                                       -----------    -----------   -----------
Common Stock Fund                          $ 2,366,388    $ 1,648,054   $ 3,238,954
Growth Fund                                $ 5,482,681    $ 3,414,673   $ 5,819,523
International Stock Fund                   $ 4,953,878    $ 1,398,948   $ 1,375,061
Mid Cap Growth Fund                        $ 8,813,801    $ 5,318,563   $ 6,341,031
Small Cap Growth Fund                      $ 7,019,787    $ 3,458,104   $ 5,936,461
Real Estate Fund                           $ 7,214,201    $ 4,042,456   $ 5,602,888
Technology Fund                            $   361,947    $    79,533   $    98,750
Strategic Investor Fund                    $ 2,576,915    $ 1,276,121   $ 2,087,191
Balanced Fund                              $ 3,002,434    $ 2,135,099   $ 4,095,196
Short Term Bond Fund                       $ 2,678,339    $ 1,618,065   $   506,173
Fixed Income Securities Fund               $ 2,099,971    $ 1,882,651   $ 2,477,847
National Municipal Bond Fund               $    76,297    $    56,611   $    73,374
Oregon Municipal Bond Fund                 $ 2,338,697    $ 1,719,382   $ 2,513,517
High Yield Fund                            $10,523,463    $ 4,977,940   $ 2,629,803
Daily Income Company                       $ 3,704,497    $ 3,195,776   $ 5,671,913


------------
*The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.


         A portion of the Advisor's fees are used to pay financial intermediaries for services they provide to investors who invest in the Funds through such financial intermediary. For the fiscal year ended August 31, 2004, the fiscal period ended August 31, 2003 and the fiscal year ended December 31, 2002, the Advisor and its affiliates paid $[4,779,209], $2,206,111 and $2,953,946, respectively, to financial intermediaries on behalf of the Funds.


         Columbia Funds Services, Inc. ("CFS") acts as transfer agent and dividend crediting agent for each Fund. Its address is P.O. Box 1722, Boston, Massachusetts 02105-1722. CFS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Funds. Each Fund pays the transfer agent an annual charge per open account as follows:

Equity Funds               $28.00
Fixed Income Funds         $34.00
Money Market Funds         $33.50

Each Fund will also pay for certain reimbursable out-of-pocket expenses as set forth in the agreement. There is no minimum aggregate fee payable by any Fund to CFS for transfer agent services. For certain classes of certain Funds, CFS has agreed to waive transfer agency fees in amounts and for periods more fully described in the relevant prospectus.


         The transfer agent fees paid to CFS for the fiscal year ended August 31, 2004 under each transfer agent agreement were $892,202 for the Common Stock Fund, $1,870,176 for the Growth Fund, $293,604 for the International Stock Fund, $1,271,432 for the Mid Cap Growth Fund, $821,652 for the Small Cap Growth Fund, $1,379,521 for the Real Estate Fund, $173,580 for the Technology Fund, $472,356 for the Strategic Investor Fund, $1,155,136 for the Balanced Fund, $567,877 for the Short Term Bond Fund, $816,669 for the Fixed Income Securities Fund, $249,210 for the Oregon Municipal Bond Fund, $1,855,910 for the High Yield Fund, $1,299,719 for the Daily Income Company and $23,793 for the National Municipal Bond Fund. The transfer agent fees paid by the International Stock Fund, Mid Cap Growth Fund and Strategic Investor Fund are net of transfer agent fees waived by CFD.



         The Advisor performs certain administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds;
(c) provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and (d) provides disaster planning. For the services rendered by the Advisor, each Fund has agreed to pay a minimum of $25,000 plus two basis points for fund accounting and $19,965 for financial reporting, with a maximum combined fee of $150,000. The Advisor will also be compensated for certain out-of-pocket expenses. The amount paid under this agreement to each of the Funds is set forth in the Funds' Annual Report, which is incorporated by reference into this Statement of Additional Information.


         Columbia Funds Distributor, Inc. fka Liberty Funds Distributor, Inc. ("CFD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., whose address is One Financial Center Boston, MA 02111-2621, is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized financial services firms ("FSFs") or investors.

         For the fiscal years ended August 31, 2004 and August 31, 2004, the following sales charges were paid by shareholders in respect to Class A, D and T shares*:



                                                     CLASS A                CLASS D                CLASS T
                                                     -------                -------                -------
                                                2004         2003       2004        2003       2004         2003
                                                ----         ----       ----        ----       ----         ----
Common Stock Fund                             $ 10,774    $    1,059   $   476    $    636        --           --
Growth Fund                                   $134,649    $   20,398   $     0    $  2,221        --           --
International Stock Fund                      $ 44,752    $   10,013   $    89    $    505        --           --
Mid Cap Growth Fund                           $ 58,047    $    6,808   $   382    $  2,756    $1,845       $1,155
Real Estate Equity Fund                       $212,798    $   75,728   $ 5,756    $ 25,272        --           --
Technology Fund                               $ 48,422    $    9,239   $   359    $     26        --           --
Strategic Investor Fund                       $652,526    $   11,042   $    25    $  1,888        --           --
Balanced Fund                                 $ 26,350    $   13,472   $   729    $  4,152        --           --
Short Term Bond Fund                          $186,605    $  271,445   $11,286    $126,488    $  599       $1,915
Fixed Income Securities Fund                  $ 35,897    $   40,896   $   374    $ 27,930        --           --
National Municipal Bond Fund                  $ 24,717    $   12,057   $     0    $  4,101        --           --
Oregon Municipal Bond Fund                    $ 18,602    $   63,121   $   966    $  7,760        --           --
High Yield Fund                               $790,974    $1,410,289   $46,454    $728,950        --           --



*Class D shares closed to new investors effective October 13, 2003, and the front-end sales charge of 1.00% is waived effective October 13, 2003.



For the fiscal years ended August 31, 2003 and August 31, 2004, CFD, as Distributor, retained the following fees:



                                                                 COMMON STOCK FUND*
                                                                  Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales          $10,774          $ 1,059
Initial sales charges retained by CFD                        $ 1,847          $   166
Aggregate contingent deferred sales charges (CDSC)           $     0          $     0
 On Fund redemptions retained by CFD



                                                                  Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $2,263           $  7



                                                                  Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   441          $  0



                                                                  Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   163          $  0



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                                   GROWTH FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales          $134,649         $20,398
Initial sales charges retained by CFD                        $  4,875         $ 2,534
Aggregate contingent deferred sales charges (CDSC)           $      9         $ 1,109
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $ 8,136          $   215



                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   326          $     0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $    31          $    50



                                                                 Class G Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $21,312          $19,518



*Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                             INTERNATIONAL STOCK FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales          $44,752          $10,013
Initial sales charges retained by CFD                        $ 7,736          $ 7,096
Aggregate contingent deferred sales charges (CDSC)           $    19          $ 2,087
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $19,281          $19,114

                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   136          $     0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $    28          $   106



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                               MID CAP GROWTH FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales          $58,047          $ 6,808
Initial sales charges retained by CFD                        $ 9,271          $ 1,056
Aggregate contingent deferred sales charges (CDSC)           $     0          $    22
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $12,291          $ 1,098



                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   264          $     0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $    21          $   119



                                                                 Class G Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $ 2,954          $ 1,636



*Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered in October 13, 2003.

                                                             REAL ESTATE EQUITY FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales          $212,798         $75,728
Initial sales charges retained by CFD                        $ 32,403         $11,048
Aggregate contingent deferred sales charges (CDSC)           $ 25,000         $     0
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $23,444          $ 1,450



                                                                 Class C Shares
                                                               Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $ 2,004          $  0



                                                                 Class D Shares
                                                               Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $ 4,273          $   122



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                                 TECHNOLOGY FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales          $48,422          $ 9,239
Initial sales charges retained by CFD                        $ 8,022          $   151
Aggregate contingent deferred sales charges (CDSC)           $     0          $     0
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $40,538          $154



                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   883          $     0

                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $    11          $    58



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                             STRATEGIC INVESTOR FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales          $652,526         $11,042
Initial sales charges retained by CFD                        $ 93,760         $ 1,674
Aggregate contingent deferred sales charges (CDSC)           $    487         $   280
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $26,530          $ 6,849



                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $ 1,230          $     0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $12              $92



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                                  BALANCED FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales           26,350          $13,472
Initial sales charges retained by CFD                        $ 4,251          $ 1,584
Aggregate contingent deferred sales charges (CDSC)           $     0          $    77
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $15,155          $ 4,927

                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   282]         $     0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $     9          $   150



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                               SHORT TERM BOND FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004             2003
                                                               ----             ----
Aggregate initial sales charges on Fund share sales          $186,605         $271,445
Initial sales charges retained by CFD                        $ 26,594         $ 34,079
Aggregate contingent deferred sales charges (CDSC)           $ 47,962         $    953
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $128,706         $52,350



                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $10,221          $0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $8,888           $16,823



                                                                 Class G Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $3,392           $5,151

                                                                 Class T Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $     1          $     0



*Class A, B, D and G shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                           FIXED INCOME SECURITIES FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales           35,897          $40,896
Initial sales charges retained by CFD                        $ 4,706          $ 4,172
Aggregate contingent deferred sales charges (CDSC)           $   728          $     0
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $26,284          $ 6,586



                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   576          $     0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $208             $2,841



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                           NATIONAL MUNICIPAL BOND FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales           24,717          $12,057
Initial sales charges retained by CFD                        $ 3,549          $ 1,276
Aggregate contingent deferred sales charges (CDSC)           $     0          $     0
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $ 1,512          $     0

                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   955          $     0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $  29            $   121



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



                                                           OREGON MUNICIPAL BOND FUND *
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate initial sales charges on Fund share sales          $18,602          $63,121
Initial sales charges retained by CFD                        $ 2,240          $ 6,909
Aggregate contingent deferred sales charges (CDSC)           $     0          $     0
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $ 9,564          $   625



                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   685          $     0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $   119          $ 2,100



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.

                                                                 HIGH YIELD FUND*
                                                                 Class A Shares
                                                                Fiscal year ended,
                                                               2004              2003
                                                               ----              ----
Aggregate initial sales charges on Fund share sales          $790,974         $1,410,289
Initial sales charges retained by CFD                        $ 96,270         $  158,986
Aggregate contingent deferred sales charges (CDSC)           $ 66,541         $    8,066
 On Fund redemptions retained by CFD



                                                                 Class B Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $297,129         $73,004



                                                                 Class C Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $32,727          $0



                                                                 Class D Shares
                                                                Fiscal year ended,
                                                               2004            2003
                                                               ----            ----
Aggregate CDSC on Fund redemptions retained by CFD           $39,786          $42,091



*Class A, B and D shares were initially offered on November 1, 2002 and Class C shares were initially offered on October 13, 2003.



         The Advisor, CFD and CFS are wholly owned subsidiaries of Columbia Management Group, Inc., which is an indirect wholly owned subsidiary of Bank of America Financial Corporation ("Bank of America"). Bank of America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


                             PORTFOLIO TRANSACTIONS

         Each Fund, other than the Strategic Investor Fund, will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

         The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission. The Funds recently adopted policies prohibiting a Fund from directing commissions to any broker-dealer for sale of the Fund's shares.


         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research. On a semi-annual basis, the Advisor's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Advisor's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

         The Advisor may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Soft Dollar Committee which is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

         The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Advisor and its affiliates might be useful to the Advisor in carrying out its obligations to a Fund.

         Total brokerage commissions paid (agency only) by each of the respective Funds for each of the last three fiscal years were:


FUND                                      2004          2003*          2002
----                                  -----------    -----------     --------
Common Stock Fund                     $2,038,302     $1,511,696      $2,190,926
Growth Fund                           $3,656,405     $3,916,262      $5,689,484
Mid Cap Growth Fund                   $4,568,079     $2,792,191      $2,756,879
Small Cap Growth Fund                 $4,182,561     $2,274,813      $2,664,649
Real Estate Fund                      $1,006,065     $1,359,961      $  852,884
Balanced Fund                         $1,984,251     $1,432,505      $1,960,887
Technology Fund                       $1,103,735     $  528,962      $  296,070
Strategic Investor Fund               $1,457,139     $  950,489      $2,297,858
International Stock Fund              $2,219,092     $  576,027      $  697,867


*The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided is for the eight-month period ended August 31, 2003.


         No agency brokerage commissions were paid by the Fixed Income Securities Fund, High Yield Fund, International Stock Fund, National Municipal Bond Fund, Short Term Bond Fund, Daily Income Company or the Oregon Municipal Bond Fund during the last three years. Of the commissions paid in 2004, the Common Stock Fund paid $354,660, the Growth Fund paid $449,811, the Mid Cap Growth Fund paid $363,965, the Small Cap Growth Fund paid $310,350, the Balanced Fund paid $393,314, the Real Estate Fund paid $22,043, the Strategic Investor Fund paid $102,594, and the Technology Fund paid $52,458 to acquire third-party research or products.



         At August 31, 2004, the Funds held securities of their regular brokers or dealers as set forth below:

       FUND                            BROKER/DEALER                             VALUE
COMMON STOCK FUND                  JP MORGAN CHASE CO                        $   7,560,255
                                   CITIGROUP INC.                            $   7,438,314
                                   MORGAN STANLEY                            $   4,870,080
                                   MARSH MCLENNAN CO INC                     $   2,484,764
                                   EDWARDS A.G. INC                          $   1,725,088
                                   E*TRADE GROUP INC                         $   1,724,592
GROWTH FUND                        MERRILL LYNCH & CO INC                    $  10,760,449
                                   CITIGROUP INC                             $   8,511,377
INTERNATIONAL STOCK FUND           AXA                                       $   3,828,704
                                   CREDIT SUISSE GROUP                       $   2,393,572
MID CAP GROWTH FUND                E*Trade Group Inc                         $   5,478,878
SMALL CAP GROWTH FUND              AFFILIATED MANAGERS GROUP                 $   7,705,265
REAL ESTATE EQUITY FUND            NONE
TECHNOLOGY FUND                    NONE
STRATEGIC INVESTOR FUND            JP MORGAN CHASE & CO                      $   5,153,316
                                   CITIGROUP INC                             $   3,027,700
                                   MORGAN STANLEY                            $   2,536,500
                                   PIPER JAFFRAY                             $   1,502,035
                                   NOMURA HOLDINGS INC- ADR                  $   1,388,000
                                   MARSH & MCLENNAN CO INC                   $   1,228,975
                                   NIKKO CORDIAL CORP.                       $     679,682
BALANCED FUND                      CITIGROUP INC                             $   9,091,438
                                   JP MORGAN CHASE & CO                      $   8,980,658
                                   MORGAN STANLEY                            $   6,274,903
                                   MARSH & MCLENNAN CO INC                   $   2,641,179
                                   WACHOVIA CORP                             $   1,802,624
                                   EDWARDS (A.G.)                            $   1,645,094
                                   E*TRADE GROUP INC.                        $   1,255,748
                                   MERRILL LYNCH & CO INC                    $   1,011,960
                                   LEHMAN BROTHERS HOLDINGS                  $     812,800
                                   GOLDMAN SACHS                             $     746,609
SHORT TERM BOND FUND               JP MORGAN CHASE & CO                      $   4,021,320
                                   WACHOVIA CORP.                            $   3,708,542
                                   LEHMAN BROTHERS HOLDINGS                  $   3,058,030
                                   CITIGROUP INC                             $   2,845,071
                                   BEAR STEARNS CO INC                       $   2,761,096
                                   MORGAN STANLEY DEAN                       $   2,636,775
                                   GOLDMAN SACHS                             $   2,612,429
                                   CREDIT SUISSE FB USA INC                  $   2,525,171
                                   MERRILL LYNCH & CO                        $   2,457,097
FIXED INCOME SECURITIES FUND       CITIGROUP, INC.                           $   3,572,899
                                   JP MORGAN CHASE & CO                      $   2,684,393
                                   WACHOVIA CORP                             $   2,651,807
                                   MERRILL LYNCH & CO                        $   1,907,545
                                   BEAR STEARNS                              $   1,736,305
                                   GOLDMAN SACHS                             $   1,553,348
                                   MORGAN STANLEY                            $   1,476,052
                                   LEHMAN BROTHERS HOLDINGS                  $   1,016,000

       FUND                            BROKER/DEALER                             VALUE
NATIONAL MUNICIPAL BOND FUND       NONE
OREGON MUNICIPAL BOND FUND         NONE
COLUMBIA HIGH YIELD FUND           NONE
COLUMBIA DAILY  INCOME             DEUTSCHE BANK FINANCIAL                   $  14,990,533
COMPANY                            CITICORP/COMMERCIAL CR GROUP INC          $  14,483,766
                                   MERRILL LYNCH & CO.                       $  12,787,493
                                   MORGAN STANLEY DEAN WITTER CO.            $  11,599,020
                                   GOLDMAN SACHS GROUP                       $   7,975,822
                                   MORGAN, J P CHASE                         $   6,013,183



         Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. The Advisor may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Advisor, if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. During the years listed, the Funds periodically used Robertson Stephens and Fleet Institutional Trading, affiliated broker-dealers of the Advisor that were disbanded in 2004, to execute purchase and sale orders. During 2004, the Funds periodically used W.R. Hambrecht, an affiliated broker-dealer of the Advisor to execute purchase and sale orders.



         The aggregate dollar amount of brokerage commissions paid to Robertson Stephens for the fiscal years 2002, 2003, and 2004 is as follows:



FUND                                  2004                2003*               2002
----                               ----------          ----------          ----------
Small Cap Growth Fund              $        0          $        0          $        0
Balanced Fund                      $        0          $        0          $    9,330
Mid Cap Growth Fund                $        0          $        0          $        0
Growth Fund                        $        0          $        0          $    3,460
Real Estate Equity Fund            $        0          $        0          $        0
Strategic Investor Fund            $        0          $        0          $   11,510
Common Stock Fund                  $        0          $        0          $    2,020



         The aggregate dollar amount of brokerage commissions paid to Fleet Institutional Trading for fiscal years 2003 and 2004 is as follows:



FUND                               2004                 2003*
----                            ----------           ----------
Balanced Fund                   $        0           $        0
Strategic Investor Fund         $    5,125           $   34,125
Common Stock Fund               $        0           $        0



*The Funds changed their fiscal year end from December 31 to August 31 in 2003. Information provided for 2003 is for the eight-month period ended August 31, 2003.



         The aggregate dollar amount of brokerage commissions paid to W.R. Hambrecht for the fiscal year 2004 is as follows:



FUND                                          2004
----                                        --------
Small Cap Growth Fund                       $ 1,365
Mid Cap Growth Fund                         $ 9,785
Growth Fund                                 $25,250
Strategic Investor Fund                     $ 1,500


         For all years, the aggregate dollar amount of purchase and sale transactions and total broker commissions were less than 1% of each Fund's total purchase and sale transactions and broker commissions. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the 1940 Act, as well as procedures adopted by the Funds.

         Buy and sell orders of a Fund may be aggregated by the Advisor with other trades made at the regional trading desk at which the trade is completed with those of other Funds or accounts or other investment pools managed by the Advisor or affiliates of the Advisor to achieve best execution, and, on the average, lower brokerage commission costs. Orders are aggregated only if the Advisor, in the exercise of its investment discretion, believes such aggregation is consistent with its duty to seek best execution and if each client involved in the order is treated fairly and on an equitable basis. Each client that participates in an aggregated order will typically participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Absent unusual circumstances, an aggregated order that is only partially completed by the Advisor will be allocated to each client on a pro rata basis based on the percentage of the combined order actually filled. Notwithstanding the above, the Advisor may execute buy and sell orders for clients and take action in performance of its duties with respect to any of its clients that may differ from actions taken with respect to another client with similar investment policies and objectives, so long as the Advisor shall, to the extent practical, allocate investment opportunities to clients over a period of time on a fair and equitable basis and in accordance with applicable law.

         Allocations among accounts managed by the Advisor of investments in initial and secondary public offerings ("IPOs and "SPOs," jointly "POs") are made pursuant to Guidelines (the "Guidelines") established by the Advisor. The Guidelines establish which accounts are eligible to participate in a particular PO and what level of participation is permitted. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the PO is not appropriate for his or her accounts or an individual account. A manager who declines to participate must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts for which an PO opportunity is appropriate will be made on a fair and equitable basis.

         The Advisor, CFD and the Funds maintain a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Ethics Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Ethics Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Advisor's other clients or take unfair advantage of their relationship with the Advisor. The specific standards in the Ethics Code include, among others, a requirement that trades of all access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security five business days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Ethics Code because they present little or no potential for abuse. In addition to the trading restrictions, the Ethics Code contains reporting obligations that are designed to ensure compliance and allow the Advisor's Ethics Committee to monitor that compliance.

         The Advisor and the Funds have also adopted an Insider Trading Policy. The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Ethics Code and the Insider Trading Policy.

                       CAPITAL STOCK AND OTHER SECURITIES

Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.

FUND                                             DATE
----                                             ----
Common Stock Fund                                1991
Growth Fund                                      1967
International Stock Fund                         1992
Mid Cap Growth Fund                              1985
Small Cap Growth Fund                            1996
Real Estate Fund                                 1994
Technology Fund                                  2000
Strategic Investor Fund                          2000
Balanced Fund                                    1991
Short Term Bond Fund                             1986
Fixed Income Securities Fund                     1983
National Municipal Bond Fund                     1999
Oregon Municipal Bond Fund                       1984
High Yield Fund                                  1993
Daily Income Company                             1974

         Each Fund offers some or all of the following classes of shares pursuant to a Rule 18f-3 Plan (the "Plan") adopted by the Directors in accordance with the 1940 Act: Class A, B, C, D, G, T and Z. Shares of each class of a Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other relative rights, preferences, limitations, and terms and conditions, except that: (1) each class has a different designation, (2) each class of shares bears any expenses attributable to a class as set forth in the Plan and the relevant Prospectus, (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution and service plan adopted under Rule 12b-1, if any, and (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class has the particular features described below. The differences among the classes of the Funds are subject to change by action of the Board of Directors of each Fund and to the extent permitted by the 1940 Act and each Fund's articles of incorporation and bylaws. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

         Except as indicated in Appendix I, Class G shares of a Fund (other than the Growth Fund) automatically convert into Class T shares of the same Fund at the time disclosed in the relevant Fund's Prospectus for Class T and G shares. Class G shares of the Growth Fund automatically convert into Class A shares of that Fund at the time disclosed in the Fund's Prospectus for Class G shares. Class B shares automatically convert into Class A shares of the same Fund at the time disclosed in the relevant Fund's Prospectus for Class A, B, C and D shares.

         Shares of Class A, D and T shares are offered with a front-end sales charge, payable at the time of purchase, unless waived as set forth in the Prospectus for such Fund. Class B, C and G shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge depending on the length of time the shares are held. Class A, C, D and T shares held for fewer than 18 months (12 months in the case of Class C and D) after purchase are subject to a 1.00% contingent deferred sales charge. A detailed description of these various sales charges can be found in the Prospectus for the relevant class. Class T shares received in connection with a fund merger are subject to a contingent deferred sales charge if redeemed within 12 months of the original purchase.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

                           DISTRIBUTION AND SERVICING

RULE 12b-1 DISTRIBUTION PLAN

         The Directors have approved a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for the Funds' Class A, B, C, D and G shares. Under the 12b-1 Plan, each Fund pays CFD a monthly service fee at an annual rate of up to 0.25% of the Fund's net assets attributed to Class A, B, C and D shares. Each Fund may also pay CFD monthly a distribution fee at an annual rate of 0.10% of the Fund's daily net assets attributed to Class A shares and up to 0.75% of the Fund's average daily net assets attributable to Class B, C and D shares. The Funds' Board of Directors currently limits payments under the 12b-1 Plan for Class A shares to 0.25% annually. Also under the 12b-1 Plan, the Growth Fund, Mid Cap Growth Fund and Short Term Bond Fund pay CFD a monthly service fee at an annual rate of up to 0.50% of the Fund's net assets attributed to Class G shares, made up of up to 0.25% for certain shareholder services ("Shareholder Liaison Services") and up to 0.25% for administrative services ("Administrative Support Services"). The Growth Fund, Mid Cap Growth Fund and Short Term Bond Fund also pay CFD monthly a distribution fee at an annual rate of up to 0.65% of the Fund's average daily net assets attributed to Class G shares.

         CFD has also voluntarily agreed to waive a portion of the Short Term Bond Fund Class C and Class D distribution fees so that these fees do not exceed 0.40% annually of the Class D's average daily net assets. For the National Municipal Bond Fund and Oregon Municipal Bond Fund, CFD has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.65% annually of Class D's average daily net assets. For the Fixed Income Securities Fund and High Yield Fund, the Distributor has voluntarily agreed to waive a portion of its Class C and Class D distribution fees so that these fees do not exceed 0.85% annually of the Class D's average daily net assets.

         The monthly service and distribution fees shall be used by CFD to cover expenses and activities primarily intended to result in the sale of Fund shares. These expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by CFD in advertising and marketing Fund shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions and other industry professionals ("Service Organizations") with respect to the Funds' shares beneficially owned by customers for whom the Service Organization is the shareholder of record; (e) the direct and indirect cost of financing the payments or expenses included in
(a) and (d) above; or (f) such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

         Shareholder Liaison Services may include the following services provided by financial services firms ("FSFs"): (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (b) processing dividend payments; (c) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and
(d) providing periodic mailings to customers. Administrative Support Services may include the following services provided by FSFs: (a) providing customers with information as to their positions in Class G shares; (b) responding to customer inquiries; and (c) providing a service to invest the assets of customers in Class G shares.

         CFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of CFD's expenses, CFD may realize a profit from the fees. The 12b-1 Plan authorizes the Advisor to make payments out of its own funds for distribution or services costs.

         At this time, the total Class G service and distribution fees have been limited to 0.95% for the Growth Fund and Mid Cap Growth Fund and 0.80% for the Short Term Bond Fund. These limitations may be modified or terminated by the Board of Directors at any time.

SHAREHOLDER SERVICES PLAN

         The Board of Directors has approved a Shareholder Services Plan (the "Services Plan") for Class T shares of the Mid Cap Growth Fund and the Short Term Bond Fund. Under the Services Plan, these two Funds may pay FSFs a monthly service fee up to an annual rate of 0.50% of the Fund's net assets attributed to Class T shares beneficially owned by the customers of the FSFs, made up of 0.25% for Shareholder Liaison Services and 0.25% for Administrative Support Services, to compensate FSFs for providing services to beneficial owners of Class T shares. At this time, the fees payable by the holders of Class T shares pursuant to the Services Plan have been limited to 0.30% for the Mid Cap Growth Fund and 0.15% for the Short Term Bond Fund. The Services Plan provides that the FSFs will waive the fees to the extent that net investment income attributable to Class T shares earned in the applicable period is less than the fees due for such period.

TERMS OF THE 12b-1 AND SERVICES PLAN

         CFD has advised the Funds that the 12b-1 Plan and the Services Plan could be significant factors in the growth and retention of the Funds' assets, resulting in a more advantageous expense ratio, increased investment flexibility and a greater ability to attract and retain research and portfolio management talent, which could benefit each class of the Funds' shareholders. The 12b-1 Plan and the Services Plan will continue in effect from year to year so long as their continuance is specifically approved at least annually by a vote of the Directors, including the Directors who are not interested persons of a Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Services Plan or in any related agreements ("Independent Directors"), and, with respect to the 12b-1 Plan, cast in person at a meeting called for the purpose. All material amendments of the 12b-1 Plan or the Services Plan must be approved by the Directors in the manner provided in the foregoing sentence. The 12b-1 Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares. The 12b-1 Plan and the Services Plan may be terminated at any time by vote of a majority of the Independent Directors or, with respect to the 12b-1 Plan, by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the 12b-1 Plan and the Services Plan will only be effective if the selection and nomination of the Directors who are not interested persons of the Funds is effected by such Independent Directors.


         The Funds' 12b-1 Plan monthly service and distribution fees paid to CFD for the period ended August 31, 2004 were (Class C shares were not available until October 13, 2003):



                                                 SERVICE FEE                                     DISTRIBUTION FEE
                                                 -----------                                     ----------------
                              CLASS A   CLASS B    CLASS C    CLASS D  CLASS G  CLASS T   CLASS B      CLASS C     CLASS D  CLASS G
                              -------   -------    -------    -------  -------  -------   -------      -------     -------  -------
Common Stock Fund            $  1,533  $  4,005    $    80    $   348       --       --  $ 12,052      $   242    $  1,049       --
Growth Fund                  $ 12,228  $  4,527    $   260    $   260  $43,644       --  $ 13,582      $   779    $  2,114  $94,563
International Stock Fund     $ 61,658  $ 27,959    $   948    $   948       --       --  $ 83,878      $ 2,845    $  5,532       --
Mid Cap Growth Fund          $ 13,691  $ 12,878    $   735    $   735  $ 2,309  $87,984  $ 38,634      $ 2,206    $  5,635  $ 5,005
Real Estate Equity Fund      $ 70,852  $ 20,950    $ 2,912    $ 2,912       --       --  $ 62,850      $ 8,738    $ 31,895       --
Technology Fund              $  4,349  $  6,186    $   609    $   609       --       --  $ 18,559      $ 1,830    $    279       --
Strategic Investor Fund      $189,017  $ 26,135    $11,132    $11,132       --       --  $ 78,695      $33,396    $  5,589       --
Balanced Fund                $  4,349  $ 14,169    $ 1,090    $ 1,090       --       --  $ 42,507      $ 3,270    $  4,458       --
Short Term Bond Fund         $ 74,475  $ 63,644    $ 4,260    $ 4,260  $ 1,979  $37,561  $190,933      $12,776    $116,445  $ 8,592
Fixed Income Securities Fund $ 22,484  $ 11,353    $   252    $   252       --       --  $ 34,061      $   755    $ 17,339       --
National Municipal Bond Fund $  2,286  $  1,861    $ 1,469    $ 1,469       --       --  $  5,491      $ 4,423    $  3,514       --
Oregon Municipal Bond Fund   $  7,100  $  3,054    $   302    $   302       --       --  $  9,166      $   908    $  5,927       --
High Yield Fund              $675,162  $253,964    $29,162    $29,162       --       --  $761,891      $87,485    $768,275       --


         Sales-related expenses of CFD relating to the Funds were:


COMMON STOCK FUND                                                     Fiscal Year Ended August 31, 2004
                                                      Class A Shares   Class B Shares   Class C Shares   Class D Shares
                                                      --------------   --------------   --------------   --------------
Fees to FSFs                                              $ 5,833          $21,018          $  857            $ 248
Allocated cost of sales material relating to the
Fund (including printing, mailing and other
promotion expenses)                                       $   816          $   470          $   52            $  30
Allocated travel, entertainment and other  expenses       $ 3,140          $ 1,806          $  198            $ 114



GROWTH FUND                                                                 Fiscal Year Ended August 31, 2004
                                                     Class A Shares  Class B Shares  Class C Shares   Class D Shares  Class G Shares
                                                     --------------  --------------  --------------   --------------  --------------
Fees to FSFs                                            $15,162         $45,723          $2,619            $589           $47,090
Allocated cost of sales material relating
to the Fund (including printing, mailing and other
promotion expenses)                                     $ 1,372         $   929          $  190            $ 60           $ 1,453
Allocated travel, entertainment and other  expenses     $ 5,277         $ 3,572          $  731            $231           $ 5,589

INTERNATIONAL STOCK FUND                                                        Fiscal Year Ended August 31, 2004
                                                           Class A Shares  Class B Shares  Class C Shares    Class D Shares
                                                           --------------  --------------  --------------    --------------
Fees to FSFs                                                  $71,072         $91,225          $5,994            $1,856
Allocated cost of sales material relating to the Fund
(including printing, mailing and other promotion expenses)    $ 4,027         $ 2,847          $  454            $  175
Allocated travel, entertainment and other  expenses           $15,493         $10,952          $1,747            $  675



MID CAP GROWTH FUND                                                       Fiscal Year Ended August 31, 2004
                                     Class A Shares  Class B Shares  Class C Shares  Class D Shares Class G Shares   Class T Shares
                                     --------------  --------------  --------------  -------------- --------------   --------------
Fees to FSFs                             $87,836         $60,643         $4,533          $4,174         $2,483            $    0
Allocated cost of sales
material relating to the Fund
(including printing, mailing
and other promotion expenses)            $ 5,084         $ 1,496         $  599          $  99          $  114            $1,505
Allocated travel, entertainment
 and other expenses                      $19,556         $ 5,756         $2,304          $ 382          $  439            $5,788



REAL ESTATE EQUITY FUND                                                        Fiscal Year Ended August 31, 2004
                                                             Class A Shares     Class B Shares  Class C Shares      Class D Shares
                                                             --------------     --------------  --------------      --------------
Fees to FSFs                                                    $ 78,242           $185,005        $ 28,713             $9,196
Allocated cost of sales material relating
to the Fund (including printing, mailing
and other promotion expenses)                                   $ 37,415           $  4,318        $  2,247             $1,070
Allocated travel, entertainment and other expenses              $143,932           $ 16,613        $  8,642             $4,118



TECHNOLOGY FUND                                                                Fiscal Year Ended August 31, 2004
                                                      Class A Shares   Class B Shares    Class C Shares     Class D Shares
                                                      --------------   --------------    --------------     --------------
Fees to FSFs                                             $ 2,063          $70,710            $6,665              $ 76
Allocated cost of sales material relating
to the Fund (including printing, mailing
and other promotion expenses)                            $ 3,184          $ 1,579            $  646              $ 53
Allocated travel, entertainment and other expenses       $12,248          $ 6,074            $2,484              $205



STRATEGIC INVESTOR FUND                                                  Fiscal Year Ended August 31, 2004
                                                        Class A Shares   Class B Shares     Class C Shares  Class D Shares
                                                        --------------   --------------     --------------  --------------
Fees to FSFs                                               $261,326         $580,986           $119,556         $11,533
Allocated cost of sales material relating
to the Fund (including printing, mailing
and other promotion expenses)                              $ 38,930         $ 13,387           $ 13,642         $    44
Allocated travel, entertainment and other expenses         $149,762         $ 51,497           $ 52,478         $   171



BALANCED FUND                                                                   Fiscal Year Ended August 31, 2004
                                                           Class A Shares  Class B Shares   Class C Shares   Class D Shares
                                                           --------------  --------------   --------------   --------------
Fees to FSFs                                                   $4,358         $80,318           $7,153           $1,180
Allocated cost of sales material relating
to the Fund (including printing, mailing
and other promotion expenses)                                  $  855         $ 1,909           $  541           $   96
Allocated travel, entertainment and other expenses             $3,290         $ 7,344           $2,080           $  371

SHORT TERM BOND FUND                                                      Fiscal Year Ended August 31, 2004
                                       Class A Shares  Class B Shares Class C Shares  Class D Shares  Class G Shares  Class T Shares
                                       --------------  -------------- --------------  --------------  --------------  --------------
Fees to FSFs                              $152,630        $168,050        $31,938        $38,684          $2,152           $    0
Allocated cost of sales
material relating to the
Fund (including printing,
mailing and other promotion expenses)     $ 20,072        $  3,851        $ 2,305        $ 1,395          $   46           $  861
Allocated travel, entertainment
and other expenses                        $ 77,215        $ 14,815        $ 8,868        $ 5,365          $  175           $3,313



FIXED INCOME SECURITIES FUND                                                 Fiscal Year Ended August 31, 2004
                                                      Class A Shares    Class B Shares  Class C Shares   Class D Shares
                                                      --------------    --------------  --------------   --------------
Fees to FSFs                                              $36,369          $34,182          $3,450           $3,998
Allocated cost of sales material relating
 to the Fund (including printing, mailing
and other promotion expenses)                             $ 5,888             $835          $  160           $   73
Allocated travel, entertainment and other expenses        $22,649           $3,212          $  615           $  282



NATIONAL MUNICIPAL BOND FUND                                              Fiscal Year Ended August 31, 2004
                                                         Class A Shares     Class B Shares   Class C Shares   Class D Shares
                                                         --------------     --------------   --------------   --------------
Fees to FSFs                                                 $2,227             $9,256           $6,797            $861
Allocated cost of sales material relating
to the Fund (including printing, mailing
and other promotion expenses)                                $  942             $  209           $  474            $ 56
Allocated travel, entertainment and other expenses           $3,622             $  804           $1,822            $215



OREGON MUNICIPAL BOND FUND                                                     Fiscal Year Ended August 31, 2004
                                                       Class A Shares   Class B Shares    Class C Shares    Class D Shares
                                                       --------------   --------------    --------------    --------------
Fees to FSFs                                               $17,114          $17,357           $2,681            $2,802
Allocated cost of sales material relating
to the Fund (including printing, mailing
and other promotion expenses)                              $ 2,140          $   479           $  289            $  160
Allocated travel, entertainment and other expenses         $ 8,233          $ 1,843           $1,113            $  616



HIGH YIELD FUND                                                                    Fiscal Year Ended August 31, 2004
                                                       Class A Shares     Class B Shares      Class C Shares    Class D Shares
                                                       --------------     --------------      --------------    --------------
Fees to FSFs                                              $952,130           $843,370            $341,820          $199,432
Allocated cost of sales material relating
to the Fund (including printing, mailing
and other promotion expenses)                             $233,596           $ 21,196            $ 21,357          $ 11,473
Allocated travel, entertainment and other expenses        $898,620           $ 81,540            $ 82,160          $ 44,137

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES AND REDEMPTIONS

         A detailed discussion of how you may purchase, redeem and exchange each class of shares in a Fund is discussed in the Prospectus applicable to such class. The following information and policies are supplemental to that found in the applicable Prospectus.

         Each Fund will generally accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to a Fund before the Fund processes that day's transactions. If the FSF fails to transmit before a Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the New York Stock Exchange ("Exchange") on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of a Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

         Each Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.


         Checks presented for the purchase of shares of a Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gifts checks, credit card convenience checks, credit cards, cash and bank counter (starter checks) are not accepted.


         CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.


         Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described in the Prospectus. Certificates will not be issued. Shareholders may send any certificates to CFS for deposit to their account.


         CFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Funds' applicable Prospectus) to FSFs that agree to promote the sale of shares of the Funds or other funds that CFD distributes. At its discretion, CFD may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Funds' shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

         The following special purchase programs/investor services may be changed or eliminated at any time.


         AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of the Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly electronic funds transfers for a fixed amount of at least $50 ($25 for Individual Retirement Accounts ("IRAs")) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds from the transfer. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.



         AUTOMATED DOLLAR COST AVERAGING. The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same class of shares by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.


         Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.


         An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.


         You should consult your FSF to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.


         TAX-SHELTERED RETIREMENT PLANS. CFD offers prototype tax-qualified plans, including Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company serves as Trustee of CFD prototype plans and charges a $20 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.



         Participants in non-CFD prototype Retirement Plans (other than IRAs) also are charged a $20 annual fee unless the plan maintains an omnibus account with CFS. Participants in CFD prototype Plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a CFD IRA Rollover account in any Fund, or if the Plan maintains an omnibus account.



         Consultation with a competent financial and tax advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.



         TELEPHONE ADDRESS CHANGE SERVICES. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification number available when calling.


         CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.


         AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

         CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time.

         RIGHT OF ACCUMULATION (CLASS A, B AND T ONLY). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of shares of all classes of the funds distributed by CFD. The applicable sales charge is based on the combined total of:

                  1. The current purchase; and

                  2. The value at the public offering price at the close of business on the previous day of all shares (of any class) of funds distributed by CFD held by the shareholder, the shareholder's spouse or the shareholder's minor children (except shares of any money market fund, unless such shares were acquired by exchange from Class A or Class T shares of another non-money market fund).

         CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

         STATEMENT OF INTENT (CLASS A AND CLASS T SHARES ONLY). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of funds distributed by CFD held by the shareholder on the date of the Statement (except shares of any money market fund, unless such shares were acquired by exchange from Class A or Class T shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

         During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or Class T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

         If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.


         If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.


         Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

         REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C, D, G or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

         PRIVILEGES OF FINANCIAL SERVICES FIRMS. Class A shares of certain Funds may be sold at NAV to registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

         PRIVILEGES OF CERTAIN SHAREHOLDERS. Any shareholder eligible to buy Class Z shares may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.




         WAIVER OF CONTINGENT DEFERRED SALES CHARGES ("CDSCS") (CLASSES A, B, C, D, G AND T, EXCEPT AS NOTED) CDSCs may be waived on redemptions in the following situations with the proper documentation:

                  1. Death. CDSCs may be waived on redemptions within one year (no such limit for G and T shares) following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse (no spousal requirement for G and T shares), or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death (except for G and T shares), they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

                  2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement

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

         is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

                  3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND
         (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

                  4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

                  5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CFD.

                  6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by CFD for at least two years.

         The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES


         Shares may also be sold on any day the Exchange is open, either directly to a Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.



         To sell shares directly to a Fund, send a signed letter of instruction or stock power form to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders and other legal entities. Call CFS for more information at 1-800-345-6611.


         FSFs must receive requests before the time at which a Fund's shares are valued to receive that day's price. FSFs are responsible for furnishing all necessary documentation to CFS and may charge for this service.


         SYSTEMATIC WITHDRAWAL PLAN. The shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B, Class C and Class D shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B, Class C and Class D share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

         A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

         A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of a Fund (other than through the reinvestment of dividends) and a SWP at the same time.

         SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

         A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

         The cost of administering SWPs for the benefit of shareholders who participate in them is borne by a Fund as an expense of all shareholders.


         Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in street name must be made payable to the back office via the NSCC.



         TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-345-6611 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account, or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions may apply to retirement plan accounts.


         CHECKWRITING (COLUMBIA DAILY INCOME FUND ONLY). Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $250 for shares of the Daily Income Fund and not more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

         Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

         NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS


         Distributions are invested in additional shares of the same class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by CFS is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.



         Shares of Funds that pay daily dividends (Short Term Bond Fund, Fixed Income Securities Fund, Oregon Municipal Bond Fund, National Municipal Bond Fund, High Yield Yield and the Daily Income Company) will be earned starting the day after the Fund receives payments for the shares.


HOW TO EXCHANGE SHARES

         Shares of a Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) distributed by CFD on the basis of the NAVs per share at the time of exchange. Class D shares may be exchanged for Class C shares. Class Z shares may be exchanged for Class A shares of the other funds that are not offering Class Z shares. Class G shares can be exchanged for Class B shares, but once exchanged into Class B cannot be reexchanged back into Class G. Class T shares can be exchanged for Class A shares, but once exchanged into Class A cannot be reexchanged back into Class T. The prospectus of each Fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain of these funds are not available to residents of all states. Consult CFS before requesting an exchange.


         By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other funds are available from the CFD Literature Department by calling 1-800-426-3750.


         A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.


         Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.


         An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

         The Funds also reserve the right to close a shareholder account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

PRICING OF SHARES

         The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by an independent pricing service, dealers who are market makers in the securities or by procedures and guidelines approved by the Funds' Board of Directors. Market values are generally based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds' Board of Directors.

         Investments in the Daily Income Company and other temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Advisor, under procedures adopted by the Funds' Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

         The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.

                                    CUSTODIAN

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02101 acts as the Funds' general custodian, for both domestic and foreign securities. Through June 2002, U.S. Bank N.A. acted as the general custodian for the Funds (except the International Stock Fund) with respect to domestic securities and J.P. Morgan Chase & Co. acted as the general custodian for the International Stock Fund and provided custody services to those Funds that invest in foreign securities. The Custodian holds securities and cash of the Funds, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Funds, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased in the United States are maintained in the custody of the Custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, by the Custodian, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

         The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



         The financial statements of each Fund for the period ended August 31, 2003, the selected per share data and ratios under the caption "Financial Highlights," and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are included in the 2003 Annual Report to Shareholders of the Funds. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110, in addition to examining the financial statements of the Funds, assists in the review of the tax returns of the Funds and in certain other matters.


                                      TAXES

FEDERAL INCOME TAXES

         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Code. Each Fund believes it satisfies the tests to qualify as a regulated investment company. If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders.

         To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

         (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

         (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) 50 percent or more of the value of the assets of the Fund consists of cash, government securities, securities of other registered investment companies and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest (net of expenses attributable to such interest), and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

         If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         OREGON MUNICIPAL BOND FUND AND NATIONAL MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in tax-exempt assets such as municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Municipal Bond Fund and the National Municipal Bond Fund intend to have at least 50 percent of the value of their total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.

         Distributions properly designated by the Oregon Municipal Bond Fund and the National Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Municipal Bond Fund and the National Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.

         Any capital loss realized upon the redemption of shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend.
Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

         Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15 percent tax rate for shareholders who are individuals) regardless of the length of time fund shares are held. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

         A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.

         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28 percent alternative minimum tax for individuals and the 20 percent alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, all exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12 percent on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.

         In some cases, exempt-interest dividends paid by the Oregon Municipal Bond Fund and the National Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.

         Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Municipal Bond Fund and the National Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.

         "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5 percent of the total revenues derived by all users of such facilities, (ii) who occupies more than 5 percent of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S corporation and its shareholders. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's portfolios will be made by the Oregon Municipal Bond Fund and the National Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Municipal Bond Fund or the National Municipal Bond Fund.

         At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.

         If either the Oregon Municipal Bond Fund or the National Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

         Shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.

         From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Municipal Bond Fund and the National Municipal Bond Fund and the value of portfolio securities held by the these Funds would be affected.

         HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, with respect to a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If a Fund's book income exceeds its taxable income (or, with respect to a tax-exempt Fund, its tax-exempt income), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income (or, for a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         OTHER FUNDS. Shareholders of Funds other than the Oregon Municipal Bond Fund and the National Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the Strategic Investor Fund, the International Stock Fund, the Mid Cap Growth Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder, and is subject to a holding period requirement. In addition, qualifying dividends are includable in adjusted current earnings for purposes of computing the corporate alternative minimum tax. However, distributions from the Daily Income Company, the Fixed Income Securities Fund, the Short Term Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITs"), distributions from that Fund will not qualify for the dividends-received deduction. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         GENERAL CONSIDERATIONS. Distributions from a Fund (other than exempt-interest dividends) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008 qualifying dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Funds as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100 percent of the Fund's dividend (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of short-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Long term capital gains rates have been temporarily reduced, in general, to 15 percent with lower rates applying to taxpayers in the 10 percent and 15 percent rate brackets for years beginning on or before December 31, 2008.

         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as a short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly-purchased shares will be adjusted to reflect the disallowed loss.

         A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund. There is no recognition of gain or loss unless the return of capital exceeds the cost basis in the shares.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of capital. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Municipal Bond Fund and the National Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital. The ratio of tax-exempt income to total net investment income earned during the year may be substantially different from the ratio of tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of tax-exempt income to total net investment income actually earned while a shareholder.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Daily Income Company, which distributes its earnings daily and has few or no capital gains.

         Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. With respect to amounts paid through 2010, if a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 28 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. The backup withholding rate will be 31 percent for amounts paid after December 31, 2010. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

         If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall. A Fund may utilize earnings and profits distributed to shareholders on redemptions made during the year in determining the actual distributions made to the shareholders for that year.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

         The Funds may purchase zero coupon bonds (or other discounted debt securities) and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio (possibly at a time when it is not advantageous to do so) to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or less results from fluctuations in the value of the foreign currency concerned.

FOREIGN INCOME TAXES

         The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund, the Real Estate Fund, the Technology Fund, the Strategic Investor Fund, the Balanced Fund, and the High Yield Fund may also invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.

         If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to limits of Section 904 of the Code, including a holding period requirement. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax advisor.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the Fund may be able to elect to treat a PFIC as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

         Dividends from the Real Estate Fund will generally not be treated as qualified dividend income.

         The Real Estate Fund, and to a lesser extent certain other Funds (see "INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND"), may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

         In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

         FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the Fund.

         NATIONAL MUNICIPAL BOND FUND. Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.

         OREGON MUNICIPAL BOND FUND. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax generally are also subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states, other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

         Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.

         The Oregon Municipal Bond Fund and the National Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.

         SHORT TERM BOND FUND AND FIXED INCOME FUND. Individuals, trusts, and estates will not be subject to Oregon personal income tax on dividends properly designated by the Short Term Bond Fund as derived from interest on U.S. Government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Short Term Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Short Term Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of any state tax-exempt dividend received by the shareholder. Local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

GENERAL INFORMATION

         Capital gains distributed to shareholders of both the Oregon Municipal Bond Fund and the National Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

         The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

         Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.

                              FINANCIAL STATEMENTS


         The Funds' most recent Annual and Semi-Annual Reports to shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public registered accounting firm appearing in the Annual Reports, and the financial statements and accompanying notes appearing in the Semi-Annual Report are incorporated by reference into this Statement of Additional Information.

                                   APPENDIX I

INFORMATION APPLICABLE TO CERTAIN CLASS G SHAREHOLDERS

         Except as set forth below, Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

         The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Growth Fund II and Galaxy Short-Term Bond Fund shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                                    % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                       SHARES ARE SOLD
-----------------------------                                       ---------------
Through first year                                                        5.00
Through second year                                                       4.00
Through third year                                                        3.00
Through fourth year                                                       3.00
Through fifth year                                                        2.00
Through sixth year                                                        1.00
Longer than six years                                                     None

         Class G shares received in exchange for Galaxy Short-Term Bond Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase.

         Class G shares received in exchange for Galaxy Growth Fund II Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class A shares six years after purchase.

         The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Large Cap Growth Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                                    % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                       SHARES ARE SOLD
-----------------------------                                       ---------------
Through first year                                                        5.50
Through second year                                                       5.00
Through third year                                                        4.00
Through fourth year                                                       3.00
Through fifth year                                                        2.00
Through sixth year                                                        1.00
Through the seventh year                                                  None
Longer than seven years                                                   None

         If you acquired Retail B Shares of the Galaxy Large Cap Growth Fund in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization.

                      COLUMBIA STATEGIC INVESTOR FUND, INC.
                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

            (a1)  Articles of Incorporation.(1)

            (a2)  Amended and Restated Articles of Incorporation.(4)

            (a3) Articles of Amendment to the Amended and Restated Articles of Incorporation.(4)

            (a4) Articles of Amendment to the Amended and Restated Articles of Incorporation.(5)

            (b)   Bylaws.(1)

            (c)   Specimen Stock Certificate.(1)

            (d)   Investment Advisory Contract.(1)

            (e)   Distribution Agreement.(3)

            (f)   Not Applicable.

            (g)   Master Custodian Agreement with State Street Bank & Trust
                  Co.(2)

            (h1)  Shareholders' Servicing and Transfer Agent Agreement.(3)

            (h2)  Pricing, Bookkeeping and Fund Administration Agreement.(5)

            (h3) Amendment No. 1 to Pricing, Bookkeeping and Fund Administration Agreement.(7)

            (i)   Opinion of Counsel - Not applicable for this filing.

            (j)   Consent of Accountants.*

            (k)   Omitted Financial Statements - Not applicable.

            (l)   Not Applicable.

            (m)   Form of Rule 12b-1 Plan as amended.(5)

            (n)   Form of Rule 18f-3 Plan as amended.(5)

            (p)   Code of Ethics.(6)

            (q) Powers of Attorney for the following Directors: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville, and Richard L. Woolworth.(6)

      (1) Incorporated herein by reference to the initial filing of the Registrant's Registration Statement on Form N-1A, File No. 333-47058, filed September 29, 2000.

      (2) Incorporated herein by reference to the Registrant's Registration Statement on Form N-14, File No. 333-91948, filed July 3, 2002.

      (3) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Columbia Mid Cap Growth Fund, Inc.'s, formerly Columbia Special Fund, Inc., Registration Statement on Form N-1A, File No. 333-91934, filed October 28, 2002.

      (4) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File No. 333-47058, filed May 1, 2003.

      (5) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File No. 333-47058, filed October 10, 2003.

      (6) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Columbia Floating Rate Fund on Form N-2, File No. 333-51466, filed December 16, 2003.

      (7) Incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, File No. 333-47058, filed December 31, 2003.

      * Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

      The Registrant is controlled by its Board of Directors, whose members also serve as members of the Board of Trustees/Directors of approximately 132 open-end and 15 closed-end funds and portfolios managed by Columbia Management Advisors, Inc., an Oregon corporation (the "Adviser"). The Adviser, Columbia Funds Services, Inc., the Fund's transfer agent, and Columbia Funds Distributor, Inc., the Fund's distributor, are direct wholly owned subsidiaries of Columbia Management Group, which is an indirect wholly-owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia Management Group was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Corporation was acquired by Bank of America Corporation. See "Management" and "Investment Advisory and Other Fees paid to Affiliates" in the Statement of Additional Information.

Item 25. Indemnification

      Oregon law and the articles of incorporation and bylaws of the Registrant provide that any director or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer, director, employee or agent of the Registrant to the fullest extent not prohibited by the Oregon Business Corporation Act and the Investment Company Act of 1940 and related regulations and interpretations of the Securities and Exchange Commission.

      Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or director in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or director in the successful defense of any such action, suit, or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26. Business and Other Connections of Investment Adviser

      Information regarding the businesses of the Adviser and its officers and directors is set forth under "Management" in the Prospectus and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference.

Item 27. Principal Underwriters

      (a) Columbia Funds Distributor, Inc. (CFDI), a subsidiary of Columbia Management Advisors, Inc., is the Registrant's principal underwriter. CFDI acts in such capacity for each series of Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Columbia Funds Trust VIII, Columbia Funds Trust IX, Columbia Funds Trust XI, Columbia Institutional Floating Rate Income Fund, Columbia Floating Rate Fund, Wanger Advisors Trust, Columbia Acorn Trust, Galaxy Fund, and for Columbia Balanced Fund, Columbia Common Stock Fund, Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Columbia Growth Fund, Columbia High Yield Fund, Columbia International Stock Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Strategic Investor Fund and Columbia Technology Fund.

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 20.

 Name and Principal                   Positions and Offices            Positions and Offices
  Business Address*                with Principal Underwriter             with Registrant
--------------------           ----------------------------------      ---------------------
Ahmed, Yakob                   V.P.                                             None
Aldi, Andrew                   V.P.                                             None
Anderson, Judith               V.P.                                             None
Ash, James                     V.P.                                             None
Babbitt, Debra                 Senior V.P. and Compliance Officer               None
Banks, Keith                   Director                                         None
Ballou, Rick                   Senior V.P.                                      None
Bartlett, John                 Managing Director                                None
Blumenfeld, Alexander          V.P.                                             None
Bozek, James                   Senior V.P.                                      None
Brown, Beth                    Senior V.P.                                      None
Claiborne, Doug                Senior V.P.                                      None
Climer, Quentin                V.P.                                             None
Conley, Brook                  V.P.                                             None
Cook, Edward                   V.P.                                             None

Denny, Jeffrey                 V.P.                                             None
Desilets, Marian               V.P.                                             None
Devaney, James                 Senior V.P.                                      None
DiMaio, Stephen                V.P.                                             None
Doyle, Matthew                 V.P.                                             None
Emerson, Kim P.                Senior V.P.                                      None
Evans, C. Frazier              Managing Director                                None
Feldman, David                 Managing Director                                None
Feloney, Joseph                Senior V.P.                                      None
Ferullo, Jeanne                V.P.                                             None
Fisher, James                  V.P.                                             None
Ford, David                    V.P.                                             None
Froude, Donald                 Director/President                               None
Gentile, Russell               V.P.                                             None
Goldberg, Matthew              Senior V.P.                                      None
Grace, Anthony                 V.P.                                             None
Gubala, Jeffrey                V.P.                                             None
Guenard, Brian                 V.P.                                             None
Helwig, Kevin                  V.P.                                             None
Hodgkins, Joseph               Senior V.P.                                      None
Iudice, Jr., Philip            Treasurer and CFO                                None
Jones, Cynthia                 V.P.                                             None
Kelley, Terry M.               V.P.                                             None
Lynch, Andrew                  Managing Director                                None
Lynn, Jerry                    V.P.                                             None
Marcelonis, Sheila             V.P.                                             None
Martin, Peter                  Senior V.P.                                      None
McCombs, Gregory               Senior V.P.                                      None
Miller, Anthony                V.P.                                             None

Miller, Greg                   V.P.                                             None
Moberly, Ann R.                Senior V.P.                                      None
Morse, Jonathan                V.P.                                             None
Nickodemus, Paul               V.P.                                             None
Owen, Stephanie                V.P.                                             None
Penitsch, Marilyn              V.P.                                             None
Piken, Keith                   Senior V.P.                                      None
Ratto, Gregory                 V.P.                                             None
Reed, Christopher B.           Senior V.P.                                      None
Ross, Gary                     Senior V.P.                                      None
Santosuosso, Louise            Senior V.P.                                      None
Schug, Derek                   V.P.                                             None
Schulman, David                Senior V.P.                                      None
Scully-Power, Adam             V.P.                                             None
Sellers, Gregory               V.P.                                             None
Shea, Terence                  V.P.                                             None
Sideropoulos, Lou              Senior V.P.                                      None
Sinatra, Peter                 V.P.                                             None
Sprieck, Susan                 V.P.                                             None
Studer, Eric                   Senior V.P.                                      None
Sullivan, Paul                 V.P.                                             None
Waldron, Thomas                V.P.                                             None
Walsh, Brian                   V.P.                                             None
Wess, Valerie                  Senior V.P.                                      None
Yates, Susan                   V.P.                                             None

*The principal business address for each individual is One Financial Center, Boston, MA 02111.

Item 28. Location of Accounts and Records

      The records required to be maintained under Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Registrant at 1300 S.W. Sixth Avenue, Portland, Oregon 97201, Columbia Management Advisors, Inc. at 1300 S.W. Sixth Avenue, Portland, Oregon, 97201 and 100 Federal Street, Boston, Massachusetts, 02110, and Columbia Funds Services, Inc., at P.O. Box 8081, Boston, Massachusetts, 02266-8081. Records relating to the Registrant's portfolio securities are also maintained by State Street Corporation, 2 Avenue De Lafayette, Boston, Massachusetts, 02111.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts on the 10th day of December, 2004.

                                COLUMBIA STRATEGIC INVESTOR FUND, INC.

                                By  CHRISTOPHER L. WILSON
                                   ------------------------------------------
                                    Christopher L. Wilson
                                    President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 10th day of December, 2004 by the following persons in the capacities indicated.

(i)   Principal executive officer:

      CHRISTOPHER L. WILSON          President
      -------------------------
      Christopher L. Wilson

(ii)  Principal accounting and
      financial officers:

      J. KEVIN CONNAUGHTON           Treasurer (Principal Financial Officer)
      -------------------------
      J. Kevin Connaughton

      MICHAEL G. CLARKE              Chief Accounting Officer (Principal
      -------------------------       Accounting Officer)
      Michael G. Clarke

(iii) Directors:

*          DOUGLAS A. HACKER                           Director
-------------------------------------
           Douglas A. Hacker

*          JANET LANGFORD KELLY                        Director
-------------------------------------
           Janet Langford Kelly

*          RICHARD W. LOWRY                            Director
-------------------------------------
           Richard W. Lowry

*          WILLIAM E. MAYER                            Director
-------------------------------------
           William E. Mayer

*          CHARLES R. NELSON                           Director
-------------------------------------
           Charles R. Nelson

*          JOHN J. NEUHAUSER                           Director
-------------------------------------
           John J. Neuhauser

*          PATRICK J. SIMPSON                          Director
----------------------------------------------
           Patrick J. Simpson

*          THOMAS E. STITZEL                           Director
-------------------------------------
           Thomas E. Stitzel

*          THOMAS C. THEOBALD                          Director
-------------------------------------
           Thomas C. Theobald

*          ANN-LEE VERVILLE                            Director
-------------------------------------
           Anne-Lee Verville

*          RICHARD L. WOOLWORTH                        Director
-------------------------------------
           Richard L. Woolworth

*By:       MARK A. WENTZIEN
     --------------------------------
           Mark A. Wentzien
           Attorney-In-Fact

                     COLUMBIA STRATEGIC INVESTOR FUND, INC.

                                  EXHIBIT INDEX

Exhibit          Description
-------    -----------------------
(j)        Consent of Accountants.